Exhibit 99.2

           ANNUAL SUPPLEMENTAL DISCLOSURE
                  December 31, 2004

                  Table of Contents
                  -----------------
                                                       Page                                                           Page
                                                       ----                                                           ----



                Section I -- Overview                                    Section III -- Joint Venture Information



Important Notes                                          2          Overview -- Fund I                                 24

Company Information                                      3          Overview -- Fund II                                25

                                                                    Overview -- RCP Venture                            27

                                                                    Fund I Properties -- Detail                        28

Management Team                                          4          Top 10 Fund I Tenants                              29

         Section II -- Financial Information                        Kroger/Safeway Locations                           30

Market Capitalization                                    5          Fund I Properties -- Detail                        31

Shareholder Information                                  6             Section IV -- Parent Portfolio Information

Operating Statements -- Consolidated                     7          Properties  -- Overview                            32

Operating Statements -- Joint Venture Activity           9          Properties by Region -- Summary                    33

Operating Statements -- Activity by Source              11          Properties by State -- Summary                     36

Operating Statements -- Current v. Historical           13          Properties -- Detail                               38

Net Operating Income -- Same Property Performance       14          Leasing Production                                 40

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")                Top 10 Tenants -- Consolidated                     41
  and Funds Available for Distribution ("FAD")          15
                                                                    Anchor Tenant Detail                               42
Capital Expenditures                                    16
                                                                    Anchor Lease Expirations -- Next 3 Years           48
Balance Sheets                                          17
                                                                    Lease Expirations                                  49
Selected Operating Ratios                               18
                                                                    Property Demographics                              57
Debt Analysis -- Summary                                19
                                                                    Residential Properties                             58
Debt Analysis -- Detail                                 20

Debt Maturity Schedule                                  22

Unencumbered Properties                                 23

 Visit acadiarealty.com for current news as well as additional property details and financial information

ANNUAL SUPPLEMENTAL DISCLOSURE
           December 31, 2004

          Important Notes
          ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

ANNUAL SUPPLEMENTAL DISCLOSURE
                   December 31, 2004

                   Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 69 properties totaling approximately 9.6 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 99% controlled by Acadia.



Corporate Headquarters    1311 Mamaroneck Avenue                Investor Relations             Jon Grisham
                          Suite 260                                                            Vice President
                          White Plains, NY 10605                                               (914) 288-8142
                                                                                               jgrisham@acadiarealty.com

New York Stock Exchange   Symbol AKR                            Web Site                       www.acadiarealty.com


Analyst Coverage          Banc of America Securities                     Citigroup -- Smith Barney
                          Ross Nussbaum -- (212) 847-5668                Jonathan Litt -- (212) 816-0231
                          ross.nussbaum@bofasecurities.com               jonathan.litt@citigroup.com
                                                                         Michael Bilerman -- (212) 816-1383
                          RBC Capital Markets                            michael.bilerman@citigroup.com
                          Jay Leupp -- (415) 633-8588                    David Carlisle -- (212) 816-1382
                          jay.leupp@rbccm.com                            david.s.carlisle@citigroup.com
                          David Ronco -- (415) 633-8566
                          david.ronco@rbccm.com                          Advest, Inc.
                                                                         Sheila McGrath -- (908) 598-1180
                          MaxCor Financial                               sheila.mcgrath@advest.com
                          Paul Adornato, CFA -- (646) 346-7327
                          padornato@maxf.com                             J.P. Morgan Securities, Inc.
                                                                         Michael W. Mueller, CFA (212) 622-6689
                                                                         michael.w.mueller@jpmorgan.com
                                                                         Josh Bederman (212) 622-6530
                                                                         josh.h.bederman@jpmorgan.com

ANNUAL SUPPLEMENTAL DISCLOSURE
          December 31, 2004

         Executive Management Team
         -------------------------

Kenneth F. Bernstein  Chief Executive Officer  Mr. Bernstein is responsible for strategic planning as well as overseeing all day to
                      and President            day activities of the Company including operations, acquisitions and capital markets.
                                               Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming
                                               Acadia Realty Trust.  In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management
                                               Company LLC and Sound View Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990.
                                               Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.


Joel Braun            Senior Vice President,   Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                      Chief Investment Officer properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and Finance
                                               for Rosenshein Associates, a regional shopping center developer based in New
                                               Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr. Braun holds a
                                               Bachelor's in Business Administration from Boston University and a Master's Degree in
                                               Planning from John Hopkins University.


Joseph Hogan          Senior Vice President,   Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                      Director of Construction (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover
                                               Construction Company, a subsidiary of Konover & Associates located in West Hartford,
                                               Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.  Senior Vice President,   Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API
                      General Counsel,         Asset Management for over five years, Senior Vice President Deputy General Counsel
                      Corporate Secretary      for European American Bank from 1985 to 1990, and Vice President and Counsel for
                                               National Westminster Bank from 1977 to 1985.  Mr. Masters received his Bachelor of
                                               Arts from the City University of New York and a J.D. from New York University Law
                                               School.  Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano,  Senior Vice President,  Mr. Napolitano is responsible for overseeing the company's internal operations.
CPM                    Director of Operations  Previously, he held the position of Senior Vice President, Director of Property
                                               Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen
                                               Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property
                                               Manager responsible for neighborhood and community shopping centers nationally.  Mr.
                                               Napolitano holds a Bachelor's in Business Administration from Adelphi University,
                                               Garden City, NY; and is a Certified Property Manager by the Institute of Property
                                               Management (IREM). Mr. Napolitano is also a member of the New York State Association of Realtors (NYSAR) International Council of Shopping Center (ICSC), Commercial
                                               Investment Real Estate Institute (CIREI), and the Building Owners and Managers
                                               Institute (BOMI).


Michael Nelsen        Senior Vice President,   Mr. Nelsen oversees all the financial activities and asset management functions.  Mr.
                      Chief Financial Officer  Nelsen was most recently President of G. Soros Realty, Inc. and Director of Real
                                               Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public
                                               Accountant since 1971.


Joseph Povinelli      Senior Vice President,   Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience. Since
                      Director of Leasing      1987 Mr. Povinelli had served as regional real estate representative for Vornado
                                               Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a Bachelor of Science degree in
                                               Finance and Economics from C.W. Post College of Long Island Universty.
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                                     Page 4



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                             Total Market Capitalization
                             ---------------------------
                        (including pro-rata share of joint venture debt)

                                                                                                            Percent of
                                                                                     Percent of            Total Market
                               (amounts in thousands)                                Total Equity         Capitalization
                                                                                     -----------------------------------
Equity Capitalization
---------------------
Total Common Shares Outstanding                                                            97.7%   31,341
Common Operating Partnership ("OP") Units                                                   1.2%      392
                                                                                                ----------
Combined Common Shares and OP Units                                                                31,733

Market Price at December 31, 2004                                                                  $15.73
                                                                                                ----------

Equity Capitalization - Common Shares and OP Units                                               $499,160

Preferred OP Units - at cost (1)                                                            1.1%    5,580
                                                                                     ---------------------

                             Total Equity Capitalization                                  100.0%  504,740          70.4%
                                                                                     ===================================

Debt Capitalization
-------------------
Company's balance sheet                                                                           153,361          21.4%
Pro-rata share of joint venture debt                                                               58,828           8.1%
                                                                                                ------------------------

                              Total Debt Capitalization                                           212,189          29.6%
                                                                                                ------------------------

                             Total Market Capitalization                                         $716,929         100.0%
                                                                                                ========================



                               Weighted Average Outstanding Common Shares and O.P. Units
                               ---------------------------------------------------------

                                                                                       Common
                                                                                       Shares   O.P. Units    Total
                                                                                       -------  ----------    -----

========================================================================================================================
Basic
Quarter ended December 31, 2004                                                      30,665,688   392,255    31,057,943
Year ended December 31, 2004                                                         29,340,992   598,259    29,939,251
Fully Diluted (3)
Quarter ended December 31, 2004                                                      31,645,852   392,255    32,038,107
Year ended December 31, 2004                                                         29,912,405   598,259    30,510,664
========================================================================================================================

Basic
Quarter ended December 31, 2003                                                      27,431,982 1,140,217    28,572,199
Year ended December 31, 2003                                                         26,639,832 1,868,013    28,507,845
Fully Diluted
Quarter ended December 31, 2003                                                      28,305,567 1,140,217    29,445,784
Year ended December 31, 2003                                                         27,229,546 1,868,014    29,097,560



(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of 2004 earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 522,679 and 499,662 for the quarter and year ended December 31, 2004.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)

10 Largest Institutional/Non-Retail
        Shareholders (1)                                Percent of Out-
                                        Common          standing Common
Shareholder                            Shares Held          Shares
-----------------------                --------------------------------

Yale University                          4,634            14.8%
Wellington Management                    3,877            12.4%
Morgan Stanley                           1,843             5.9%
Clarion CRA Securities                   1,747             5.6%
Cliffwood Partners                       1,471             4.7%
Stanford University                      1,411             4.5%
Vanguard Group                           1,210             3.9%
Third Avenue Management                  1,023             3.3%
LaSalle Investment Management
 Securities                                864             2.8%
Barclay's Global
 Investors                                 787             2.5%
                                       ------------------------

Total of 10 Largest Institutional
 Shareholders                           18,867            60.2%
                                       ========================

Total of all Institutional
 Shareholders                           29,384            93.8%
                                       ========================


             Operating Partnership
               Unit Information
               ----------------

                                            Percent
                                       of Total O.P. Units
                                       ------------------------

Managment O.P. Unit
 Holders                           338    86.2%
Other O.P. Unit Holders             54    13.8%
                       ------------------------

Total O.P. Units                   392   100.0%
                       ========================


   Management and Trustee Ownership
   --------------------------------

Common Shares (not
 including options)                479
O.P. Units (see above)             338
                       ----------------

                                   817
                       ================


(1) Based on most recent Schedule 13F filing



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                   Statements of Operations - Consolidated (1)
                   -------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                                         Year-to-Date                       Current Quarter

                                                            Year                              3 months
                                                     ended December 31,                  ended December 31,
                                                            2004                                2004
                                                 ----------------------------------- -----------------------------------
                                                 Wholly   JV's  Discontinued Total   Wholly   JV's  Discontinued Total
                                                 Owned    (2)                         Owned   (2)
                                                 ----------------------------------- -----------------------------------
PROPERTY REVENUES
Minimum rents                                    $50,561 $7,572      $1,065 $59,198  $12,811 $1,866        $170 $14,847
Percentage rents                                     952     78          17   1,047      385     23          15     423
Expense reimbursements                            13,349  1,806         250  15,405    3,404    487           7   3,898
Other property income                                625     55          21     701      144     23          17     184
                                                 ----------------------------------- -----------------------------------
                                                  65,487  9,511       1,353  76,351   16,744  2,399         209  19,352
                                                 ----------------------------------- -----------------------------------

PROPERTY EXPENSES
Property operating                                13,781  1,635         411  15,827    3,358    614          46   4,018
Real estate taxes                                  9,024  1,058         240  10,322    2,379    319         (15)  2,683
                                                 ----------------------------------- -----------------------------------
                                                  22,805  2,693         651  26,149    5,737    933          31   6,701
                                                 ----------------------------------- -----------------------------------

NET OPERATING INCOME - PROPERTIES                 42,682  6,818         702  50,202   11,007  1,466         178  12,651


OTHER INCOME (EXPENSE)
General and administrative                        (5,705)  (100)          -  (5,805)  (1,628)   (74)          -  (1,702)
Property related home office expenses             (4,762)     -           -  (4,762)  (1,254)     -           -  (1,254)
Equity in Fund I unconsolidated properties             -    (44)          -     (44)       -    (23)          -     (23)
Lease termination income                               -      -           -       -        -      -           -       -
Interest income                                    1,488     23           -   1,511      556      3           -     559
Asset and property management income (3)           4,763      -           -   4,763    1,663      -           -   1,663
Property management expense                         (241)     -           -    (241)     (63)     -           -     (63)
Straight-line rent income                            906    104           3   1,013      251    328           -     579
Straight-line rents written off                     (154)     -        (116)   (270)    (106)     -           -    (106)
FAS 141 Rent                                           -    116           -     116        -     43           -      43
Hurricane related expenses                          (730)     -           -    (730)       -      -           -       -
Other income                                         210      -           -     210        -      -           -       -
                                                 ----------------------------------- -----------------------------------

EBIDTA                                            38,457  6,917         589  45,963   10,426  1,743         178  12,347

Depreciation and amortization                    (15,650)(2,495)       (427)(18,572)  (4,108)  (781)        (64) (4,953)
FAS 141 Amortization                                   -    (39)          -     (39)       -    (27)          -     (27)
Interest expense                                 (10,446)(2,699)     (1,049)(14,194)  (2,928)  (698)       (104) (3,730)
FAS 141 Interest                                       -    115           -     115        -     29           -      29
Impairment of real estate                              -      -           -       -        -      -           -       -
Gain on sale of properties                           931      -       6,696   7,627        -      -       6,696   6,696
                                                 ----------------------------------- -----------------------------------

Income before minority interest                   13,292  1,799       5,809  20,900    3,390    266       6,706  10,362

Minority interest - OP                              (273)   (39)        (63)   (375)     (42)    (4)        (85)   (131)
Minority interest                                   (938)    (2)          -    (940)    (153)    (2)          -    (155)
                                                 ----------------------------------- -----------------------------------

NET INCOME                                       $12,081 $1,758      $5,746 $19,585   $3,195   $260      $6,621 $10,076
                                                 =================================== ===================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads")

(3) Detail as follows:

                                                                   4th     3rd     2nd     1st
                                                         YTD     Quarter Quarter Quarter Quarter
                                                        -------  --------------------------------

 Asset management fee Fund I                            $1,050       262    $263    $263    $262
 Asset management fee Fund II (Formed June 2004)         1,631       750     756     125       -
 Property management and leasing fees - Fund I             663       140     161     223     139
 Property management fees - Other                          534       184     141      97     112
 Other fees - Klaff Portfolio                              885       327     218     308      32
                                                        -------  --------------------------------
                                                         $4,763    $1,663  $1,539  $1,016    $545
                                                        =======  ================================

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                                     Page 7



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2004


                   Statements of Operations - Consolidated (1)
                   -------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                                            Previous Quarters

                                 3 months                            3 months                            3 months
                            ended September 30,                    ended June 30,                      ended March 31,
                                   2004                                2004                                2004
                        ----------------------------------- ----------------------------------- -----------------------------------

                        Wholly   JV's  Discontinued Total   Wholly   JV's  Discontinued Total   Wholly   JV's  Discontinued Total
                         Owned   (2)                         Owned   (2)                         Owned   (2)
                        ----------------------------------- ----------------------------------- -----------------------------------
PROPERTY REVENUES
Minimum rents           $12,639 $1,705        $294 $14,638  $12,607 $2,032        $298 $14,937  $12,504 $1,969        $303 $14,776
Percentage
 rents                      147     36           -     183      203      4           -     207      217     15           2     234
Expense
 reimbursements           3,312    461          73   3,846    3,042    445          87   3,574    3,591    413          83   4,087
Other property
 income                     157     16           -     173      200      7           -     207      124      9           4     137
                        ----------------------------------- ----------------------------------- -----------------------------------
                         16,255  2,218         367  18,840   16,052  2,488         385  18,925   16,436  2,406         392  19,234
                        ----------------------------------- ----------------------------------- -----------------------------------

PROPERTY EXPENSES
Property
 operating                3,363    338         143   3,844    3,361    320          80   3,761    3,699    363         142   4,204
Real estate
 taxes                    2,394    252          67   2,713    2,003    255         114   2,372    2,248    232          74   2,554
                        ----------------------------------- ----------------------------------- -----------------------------------
                          5,757    590         210   6,557    5,364    575         194   6,133    5,947    595         216   6,758
                        ----------------------------------- ----------------------------------- -----------------------------------

NET OPERATING
 INCOME -
 PROPERTIES              10,498  1,628         157  12,283   10,688  1,913         191  12,792   10,489  1,811         176  12,476


OTHER INCOME (EXPENSE)
General and
 administrative          (1,567)   (20)          -  (1,587)  (1,185)    (6)          -  (1,191)  (1,325)     -           -  (1,325)
Property
 related home
 office
 expenses                (1,107)     -           -  (1,107)  (1,237)     -           -  (1,237)  (1,164)     -           -  (1,164)
Equity in Fund
 I
 unconsolidated
 properties                   -     (3)          -      (3)       -    (18)          -     (18)       -      -           -       -
Lease
 termination
 income                       -      -           -       -        -      -           -       -        -      -           -       -
Interest income             332      2           -     334      485     18           -     503      115      -           -     115
Asset and
 property
 management
 income (3)               1,539      -           -   1,539    1,016      -           -   1,016      545      -           -     545
Property
 management
 expense                    (58)     -           -     (58)     (58)     -           -     (58)     (62)     -           -     (62)
Straight-line
 rent income                190     82           -     272      173   (213)          1     (39)     292    (93)          2     201
Straight-line
 rents written
 off                        (20)     -          (2)    (22)     (28)     -           -     (28)       -      -        (114)   (114)
FAS 141 Rent                  -     12                  12              23           -      23        -     38           -      38
Hurricane
 related
 expenses                  (730)     -           -    (730)       -      -           -       -        -      -           -       -
Other income                 23      -           -      23       31      -           -      31      156      -           -     156
                        ----------------------------------- ----------------------------------- -----------------------------------

EBIDTA                    9,100  1,701         155  10,956    9,885  1,717         192  11,794    9,046  1,756          64  10,866

Depreciation
 and
 amortization            (3,807)  (569)       (121) (4,497)  (4,000)  (572)       (121) (4,693)  (3,735)  (573)       (121) (4,429)
FAS 141
 Amortization                       (7)                 (7)             (5)          -      (5)       -      -           -       -
Interest
 expense                 (2,643)  (671)       (314) (3,628)  (2,446)  (663)       (315) (3,424)  (2,429)  (667)       (316) (3,412)
FAS 141
 Interest                           29                  29              29           -      29        -     28           -      28
Impairment of
 real estate                  -      -           -       -        -      -           -       -        -      -           -       -
Gain on sale of
 properties                 423      -           -     423      508      -           -     508        -      -           -       -
                        ----------------------------------- ----------------------------------- -----------------------------------

Income before
 minority
 interest                 3,073    483        (280)  3,276    3,947    506        (244)  4,209    2,882    544        (373)  3,053

Minority
 interest - OP              (54)    (7)          4     (57)     (68)    (8)          4     (72)    (109)   (20)         14    (115)
Minority
 interest                  (324)     -           -    (324)    (373)     -           -    (373)     (88)     -           -     (88)
                        ----------------------------------- ----------------------------------- -----------------------------------

NET INCOME               $2,695   $476       $(276) $2,895   $3,506   $498       $(240) $3,764   $2,685   $524       $(359) $2,850
                        =================================== =================================== ==================================





                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2004


             Statements of Operations - Joint Venture Activity (1)
             -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                          Year-to-Date                                           Current Quarter

                               Year                                                  3 months
                           ended December 31,                                     ended December 31,
                               2004                                                     2004
                 -------------------------------------------------------------------------------------------------------
                   AKR    Pro-    AKR   Pro-            Pro-  Pro-rata    AKR   Pro-    AKR   Pro-            Pro-  Pro-
                           rata          rata            rata                    rata          rata           rata   rata
                  Fund I  share Fund II shareCrossroads share  Total    Fund I  share Fund II shareCrossroadsshare  Total
                 -------------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents    $21,133 $4,696    $737 $147    $5,571 $2,729  $7,425   $4,626 $1,028    $737 $147    $1,407  $691 $1,866
Percentage rents     312     69       -    -        18      9      78      105     23       -    -         -     -     23
Expense
 reimbursements    2,744    611     131   26     2,385  1,169   1,780      576    128     131   26       680   333    487
Other property
 income               87     20       -    -        72     35      55       52     12       -    -        23    11     23
                 -------------------------------------------------------------------------------------------------------
                  24,276  5,396     868  173     8,046  3,942   9,338    5,359  1,191     868  173     2,110 1,035  2,399
                 -------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property
 operating         4,219    939     482   96     1,225    600   1,539    1,274    285     482   96       476   233    614
Real estate taxes  1,214    269     296   59     1,490    730     999      344     76     296   59       376   184    319
                 -------------------------------------------------------------------------------------------------------
                   5,433  1,208     778  155     2,715  1,330   2,538    1,618    361     778  155       852   417    933
                 -------------------------------------------------------------------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES       18,843  4,188      90   18     5,331  2,612   6,800    3,741    830      90   18     1,258   618  1,466


OTHER INCOME
 (EXPENSE)
General and
 administrative     (315)   (70)   (149) (30)        -      -     (70)    (197)   (44)   (149) (30)        -     -    (74)
Property related
 home office
 expenses              -      -       -    -         -      -       -        -      -       -    -         -     -      -
Equity in Fund I
 unconsolidated
 properties (2)     (197)   (44)      -    -         -      -     (44)    (103)   (23)      -    -         -     -    (23)
Lease termination
 income                -      -       -    -         -      -       -        -      -       -    -         -     -      -
Interest income       97     22       3    1         -      -      22        8      2       3    1         -     -      3
Asset and
 property
 management
 income                -      -       -    -         -      -       -        -      -       -    -         -     -      -
Asset and
 property
 management
 expense( 3)      (3,208)     -    (938)   -         -      -       -     (519)     -    (938)   -         -     -      -
Straight-line
 rent income         197     44       5    1       121     59     103    1,181    262       5    1       132    65    328
Straight-line
 rents written
 off                   -      -       -    -         -      -       -        -      -       -    -         -     -      -
FAS 141 Rent         519    115       7    1         -      -              188     42       7    1         -     -     43
Hurricane related
 expenses              -      -       -    -         -      -       -        -      -       -    -         -     -      -
Other income           -      -       -    -         -      -       -        -      -       -    -         -     -      -
                 -------------------------------------------------------------------------------------------------------

EBIDTA            15,936  4,255    (982)  (9)    5,452  2,671   6,811    4,299  1,069    (982)  (9)    1,390   683  1,743

Depreciation and
 amortization (4) (7,582)(1,693)   (147) (29)     (779)  (773) (2,466)  (2,227)  (495)   (147) (29)     (325) (257)  (781)
FAS 141
 Amortization        (86)   (19)   (100) (20)        -      -              (31)    (7)   (100) (20)        -     -    (27)
Interest expense
 (4)              (6,890)(1,483)   (241) (38)   (2,740)(1,178) (2,661)  (1,849)  (392)   (241) (38)     (796) (268)  (698)
FAS 141 Interest     523    115       -    -         -      -              132     29       -    -         -     -     29
Impairment of
 real estate           -      -       -    -         -      -       -        -      -       -    -         -     -      -
Gain on sale of
 properties            -      -       -    -         -      -       -        -      -       -    -         -     -      -
                 -------------------------------------------------------------------------------------------------------

Income before
 minority
 interest          1,901  1,175  (1,470) (96)    1,933    720   1,684      324    204  (1,470) (96)      269   158    266

Minority interest
 - OP                  -    (25)      -    1         -    (15)    (40)       -     (3)      -    1         -    (2)    (4)
Minority interest    (35)    (8)     28    6         -      -      (8)     (35)    (8)     28    6         -     -     (2)
                 -------------------------------------------------------------------------------------------------------

NET INCOME        $1,866 $1,142 $(1,442)$(89)   $1,933   $705  $1,636     $289   $193 $(1,442)$(89)     $269  $156   $260
                 =======================================================================================================



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").

(2) Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) The Company had two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. These swaps were terminated during the fourth quarter of 2004. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.



                                                                    Previous Quarters

                        3 months                                3 months                           3 months
                   ended September 30,                       ended June 30,                     ended March 31,
                        2004                                    2004                                2004
               ------------------------------------ ------------------------------------ ------------------------------------
                 AKR   Pro-             Pro-  Pro-   Acadia  Pro-            Pro-  Pro-   Acadia  Pro-            Pro-  Pro-
               Funds   rata    Cross-   rata  rata   Funds   rata    Cross-  rata  rata   Funds   rata    Cross-  rata  rata
               I & II  share   roads    share Total  I & II  share   roads   share Total  I & II  share   roads   share Total
               ------------------------------------ ------------------------------------ ------------------------------------
PROPERTY REVENUES
Minimum rents  $4,701 $1,045    $1,353 $660 $1,705  $6,121 $1,360    $1,368 $672 $2,032  $5,685 $1,263    $1,443 $706 $1,969
Percentage
 rents            123     27        18    9     36      17      4         -    -      4      67     15         -    -     15
Expense
 reimbursements   727    162       610  299    461     790    176       549  269    445     651    145       546  268    413
Other property
 income            28      6        20   10     16       4      1        12    6      7       3      1        17    8      9
               ------------------------------------ ------------------------------------ ------------------------------------
                5,579  1,240     2,001  978  2,218   6,932  1,541     1,929  947  2,488   6,406  1,424     2,006  982  2,406
               ------------------------------------ ------------------------------------ ------------------------------------

PROPERTY EXPENSES
Property
 operating        884    196       290  142    338   1,037    230       183   90    320   1,024    228       276  135    363
Real estate
 taxes            308     68       376  184    252     294     65       387  190    255     268     60       351  172    232
               ------------------------------------ ------------------------------------ ------------------------------------
                1,192    264       666  326    590   1,331    295       570  280    575   1,292    288       627  307    595
               ------------------------------------ ------------------------------------ ------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES     4,387    976     1,335  652  1,628   5,601  1,246     1,359  667  1,913   5,114  1,136     1,379  675  1,811


OTHER INCOME (EXPENSE)
General and
 administrative   (90)   (20)        -    -    (20)    (28)    (6)        -    -     (6)      -      -         -    -      -
Property
 related home
 office
 expenses           -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
Equity in Fund
 I
 unconsolidated
 properties (2)   (14)    (3)        -    -     (3)    (80)   (18)        -    -    (18)      -      -         -    -      -
Lease
 termination
 income             -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
Interest income     7      2         -    -      2      80     18         -    -     18       2      -         -    -      -
Asset and
 property
 management
 income             -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
Asset and
 property
 management
 expense(3)    (1,657)     -         -    -      -    (516)     -         -    -      -    (516)     -         -    -      -
Straight-line
 rent income      498    111       (59) (29)    82    (976)  (217)        9    4   (213)   (506)  (112)       39   19    (93)
Straight-line
 rents written
 off                -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
FAS 141 Rent       58     12         -    -     12     104     23         -    -     23     169     38         -    -     38
Hurricane
 related
 expenses           -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
Other income        -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
               ------------------------------------ ------------------------------------ ------------------------------------

EBIDTA          3,189  1,078     1,276  623  1,701   4,185  1,046     1,368  671  1,717   4,263  1,062     1,418  694  1,756

Depreciation
 and
 amortization
 (4)           (1,785)  (397)     (152)(172)  (569) (1,797)  (399)     (153)(173)  (572) (1,773)  (402)     (149)(171)  (573)
FAS 141
 Amortization     (33)    (7)        -    -     (7)    (22)    (5)        -    -     (5)      -      -         -    -      -
Interest
 expense (4)   (1,716)  (367)     (649)(304)  (671) (1,694)  (362)     (643)(301)  (663) (1,631)  (362)     (652)(305)  (667)
FAS 141
 Interest         132     29         -    -     29     132     29         -    -     29     127     28         -    -     28
Impairment of
 real estate        -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
Gain on sale of
 properties         -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
               ------------------------------------ ------------------------------------ ------------------------------------

Income before
 minority
 interest        (213)   336       475  147    483     804    309       572  197    506     986    326       617  218    544

Minority
 interest - OP      -     (5)        -   (2)    (7)      -     (5)        -   (3)    (8)      -    (12)        -   (8)   (20)
Minority
 interest           -      -         -    -      -       -      -         -    -      -       -      -         -    -      -
               ------------------------------------ ------------------------------------ ------------------------------------

NET INCOME      $(213)  $331      $475 $145   $476    $804   $304      $572 $194   $498    $986   $314      $617 $210   $524
               ==================================== ==================================== ====================================




                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2004


               Statements of Operations - Activity by Source (1)
               -------------------------------------------------
                                 (in thousands)


                                         Year-to-Date                                Current Quarter

                                             Year                                       3 months
                                      ended December 31,                           ended December 31,
                                              2004                                       2004
                           -------------------------------------------- --------------------------------------------

                            Retail Multi- CorporateDiscontinued Total    Retail Multi- CorporateDiscontinued Total
                                   Family                                       Family
                           -------------------------------------------- --------------------------------------------
PROPERTY REVENUES
Minimum rents              $50,954 $7,179       $-      $1,065 $59,198  $12,873 $1,804       $-        $170 $14,847
Percentage rents             1,030      -        -          17   1,047      408      -        -          15     423
Expense reimbursements      15,155      -        -         250  15,405    3,891      -        -           7   3,898
Other property income          275    405        -          21     701       67    100        -          17     184
                           -------------------------------------------- --------------------------------------------
                            67,414  7,584        -       1,353  76,351   17,239  1,904        -         209  19,352
                           -------------------------------------------- --------------------------------------------

PROPERTY EXPENSES
Property operating          11,765  3,651        -         411  15,827    3,120    852        -          46   4,018
Real estate taxes            9,756    326        -         240  10,322    2,616     82        -         (15)  2,683
                           -------------------------------------------- --------------------------------------------
                            21,521  3,977        -         651  26,149    5,736    934        -          31   6,701
                           -------------------------------------------- --------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                 45,893  3,607        -         702  50,202   11,503    970        -         178  12,651


OTHER INCOME (EXPENSE)
General and administrative       -      -   (5,805)          -  (5,805)       -      -   (1,702)          -  (1,702)
Property related home
 office expenses                 -      -   (4,762)          -  (4,762)       -      -   (1,254)          -  (1,254)
Equity in Fund I
 unconsolidated properties     (44)     -        -           -     (44)     (23)     -        -           -     (23)
Lease termination income         -      -        -           -       -        -      -        -           -       -
Interest income                (12)    12    1,511           -   1,511       (9)     9      559           -     559
Asset and property
 management income               -      -    4,763           -   4,763        -      -    1,663           -   1,663
Other property management
 fees                          (84)  (157)       -           -    (241)     (21)   (42)       -           -     (63)
Straight-line rent income    1,010      -        -           3   1,013      579      -        -           -     579
Straight-line rents written
 off                          (154)     -        -        (116)   (270)    (106)     -        -           -    (106)
FAS 141 Rent                   116      -        -           -     116       43               -           -      43
Hurricane related expenses    (730)     -        -           -    (730)       -      -        -           -       -
Other income                     -      -      210           -     210        -      -        -           -       -
                           -------------------------------------------- --------------------------------------------

EBIDTA                      45,995  3,462   (4,083)        589  45,963   11,966    937     (734)        178  12,347

Depreciation and
 amortization              (16,384)(1,433)    (328)       (427)(18,572)  (4,406)  (377)    (106)        (64) (4,953)
FAS 141 Amortization           (39)     -        -           -     (39)     (27)                          -     (27)
Interest expense           (11,627)(1,518)       -      (1,049)(14,194)  (3,244)  (382)       -        (104) (3,730)
FAS 141 Interest               115      -        -           -     115       29                           -      29
Impairment of real estate        -      -        -           -       -        -      -        -           -       -
Gain on sale of properties     931      -        -       6,696   7,627        -      -        -       6,696   6,696
                           -------------------------------------------- --------------------------------------------

Income before minority
 interest                   18,991    511   (4,411)      5,809  20,900    4,318    178     (840)      6,706  10,362

Minority interest - OP        (407)   (12)     107         (63)   (375)     (55)    (2)      11         (85)   (131)
Minority interest             (940)     -        -           -    (940)    (155)     -        -           -    (155)
                           -------------------------------------------- --------------------------------------------

NET INCOME                 $17,644   $499  $(4,304)     $5,746 $19,585   $4,108   $176    $(829)     $6,621 $10,076
                           ============================================ ==========================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

               Statements of Operations - Activity by Source (1)
               -------------------------------------------------
                                 (in thousands)

                                                                Previous Quarters

                                             3 months                                  3 months
                                         ended September 30,                        ended June 30,
                                              2004                                      2004

                                Retail Multi- CorporateDiscontinued Total    Retail Multi- CorporateDiscontinued Total
                                       Family                                       Family
                               -------------------------------------------- --------------------------------------------
PROPERTY REVENUES
Minimum rents                  $12,618 $1,726       $-        $294 $14,638  $12,818 $1,821       $-        $298 $14,937
Percentage rents                   183      -        -           -     183      207      -        -           -     207
Expense reimbursements           3,773      -        -          73   3,846    3,487      -        -          87   3,574
Other property income               68    105        -           -     173      103    104        -           -     207
                               -------------------------------------------- --------------------------------------------
                                16,642  1,831        -         367  18,840   16,615  1,925        -         385  18,925
                               -------------------------------------------- --------------------------------------------
                                                                 -
PROPERTY EXPENSES
Property operating               2,633  1,068        -         143   3,844    2,773    908        -          80   3,761
Real estate taxes                2,564     82        -          67   2,713    2,177     81        -         114   2,372
                               -------------------------------------------- --------------------------------------------
                                 5,197  1,150        -         210   6,557    4,950    989        -         194   6,133
                               -------------------------------------------- --------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                     11,445    681        -         157  12,283   11,665    936        -         191  12,792


OTHER INCOME (EXPENSE)
General and administrative           -      -   (1,587)          -  (1,587)       -      -   (1,191)          -  (1,191)
Property related home office
 expenses                            -      -   (1,107)          -  (1,107)       -      -   (1,237)          -  (1,237)
Equity in Fund I unconsolidated
 properties                         (3)     -        -           -      (3)     (18)     -        -           -     (18)
Lease termination income             -      -        -           -       -        -      -        -           -       -
Interest income                     (1)     1      334           -     334       (1)     1      503           -     503
Asset and property management
 income                              -      -    1,539           -   1,539        -      -    1,016           -   1,016
Other property management fees     (21)   (37)       -           -     (58)     (21)   (37)       -           -     (58)
Straight-line rent income          272      -        -           -     272      (40)     -        -           1     (39)
Straight-line rents written off    (20)     -        -          (2)    (22)     (28)     -        -           -     (28)
FAS 141 Rent                        12      -        -           -      12       23      -        -           -      23
Hurricane related expenses        (730)     -        -           -    (730)       -      -        -           -       -
Other income                         -      -       23           -      23        -      -       31           -      31
                               -------------------------------------------- --------------------------------------------

EBIDTA                          10,954    645     (798)        155  10,956   11,580    900     (878)        192  11,794

Depreciation and amortization   (3,954)  (356)     (66)       (121) (4,497)  (4,144)  (350)     (78)       (121) (4,693)
FAS 141 Amortization                (7)     -        -           -      (7)      (5)     -        -           -      (5)
Interest expense                (2,927)  (387)       -        (314) (3,628)  (2,736)  (373)       -        (315) (3,424)
FAS 141 Interest                    29      -        -           -      29       29      -        -           -      29
Impairment of real estate            -      -        -           -       -        -      -        -           -       -
Gain on sale of properties         423      -        -           -     423      508      -        -           -     508
                               -------------------------------------------- --------------------------------------------

Income before minority interest  4,518    (98)    (864)       (280)  3,276    5,232    177     (956)       (244)  4,209

Minority interest - OP             (78)     2       15           4     (57)     (90)    (3)      17           4     (72)
Minority interest                 (324)     -        -           -    (324)    (373)     -        -           -    (373)
                               -------------------------------------------- --------------------------------------------

NET INCOME                      $4,116   $(96)   $(849)      $(276) $2,895   $4,769   $174    $(939)      $(240) $3,764
                               ============================================ ============================================



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                Statements of Operations - Activity by Source (1)
                -------------------------------------------------
                                 (in thousands)


                                    3 months
                                ended March 31,
                                      2004

                           Retail Multi- CorporateDiscontinued Total
                                  Family
                          --------------------------------------------

PROPERTY REVENUES
Minimum rents             $12,645 $1,828       $-        $303 $14,776
Percentage rents              232      -        -           2     234
Expense
 reimbursements             4,004      -        -          83   4,087
Other property
 income                        37     96        -           4     137
                          --------------------------------------------
                           16,918  1,924        -         392  19,234
                          --------------------------------------------

PROPERTY EXPENSES
Property
 operating                  3,239    823        -         142   4,204
Real estate
 taxes                      2,399     81        -          74   2,554
                          --------------------------------------------
                            5,638    904        -         216   6,758
                          --------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES                11,280  1,020        -         176  12,476


OTHER INCOME (EXPENSE)
General and
 administrative                 -      -   (1,325)          -  (1,325)
Property related
 home office
 expenses                       -      -   (1,164)          -  (1,164)
Equity in Fund I
 unconsolidated
 properties                     -      -        -           -       -
Lease
 termination
 income                         -      -        -           -       -
Interest income                (1)     1      115           -     115
Asset and
 property
 management
 income                         -      -      545           -     545
Other property
 management fees              (21)   (41)       -           -     (62)
Straight-line
 rent income                  199      -        -           2     201
Straight-line
 rents written
 off                            -      -        -        (114)   (114)
FAS 141 Rent                   38      -        -           -      38
Hurricane
 related
 expenses                       -      -        -           -       -
Other income                    -      -      156           -     156
                          --------------------------------------------

EBIDTA                     11,495    980   (1,673)         64  10,866

Depreciation and
 amortization              (3,880)  (350)     (78)       (121) (4,429)
FAS 141
 Amortization                   -      -        -           -       -
Interest expense           (2,720)  (376)       -        (316) (3,412)
FAS 141 Interest               28      -        -           -      28
Impairment of
 real estate                    -      -        -           -       -
Gain on sale of
 properties                     -      -        -           -       -
                          --------------------------------------------

Income before
 minority
 interest                   4,923    254   (1,751)       (373)  3,053

Minority
 interest - OP               (184)    (9)      64          14    (115)
Minority
 interest                     (88)     -        -           -     (88)
                          --------------------------------------------

NET INCOME                 $4,651   $245  $(1,687)      $(359) $2,850
                          ============================================



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2004


              Statements of Operations - Current v. Historical (1)
              ----------------------------------------------------
                                 (in thousands)

                                                 ----------------------------------- -----------------------------------

                                                       Current Quarter                       Historical Quarter

                                                           3 months                             3 months
                                                        ended December 31,                  ended December 31,
                                                           2004                                  2003
                                                 ----------------------------------- -----------------------------------

                                                 Wholly   JV's  Discontinued Total   Wholly   JV's  Discontinued Total
                                                  Owned   (2)                         Owned
                                                 ----------------------------------- -----------------------------------
PROPERTY REVENUES
Minimum rents                                    $12,811 $1,866        $170 $14,847  $12,314 $1,645        $299 $14,258
Percentage rents                                     385     23          15     423      450     23          17     490
Expense reimbursements                             3,404    487           7   3,898    3,827    629          87   4,543
Other property income                                144     23          17     184      266      5           2     273
                                                 ----------------------------------- -----------------------------------
                                                  16,744  2,399         209  19,352   16,857  2,302         405  19,564
                                                 ----------------------------------- -----------------------------------

PROPERTY EXPENSES
Property operating                                 3,358    614          46   4,018    4,113    451         105   4,669
Real estate taxes                                  2,379    319         (15)  2,683    2,418    234          84   2,736
                                                 ----------------------------------- -----------------------------------
                                                   5,737    933          31   6,701    6,531    685         189   7,405
                                                 ----------------------------------- -----------------------------------

NET OPERATING INCOME - PROPERTIES                 11,007  1,466         178  12,651   10,326  1,617         216  12,159


OTHER INCOME (EXPENSE)
General and administrative                        (1,628)   (74)          -  (1,702)  (2,803)   (13)          -  (2,816)
Property related home office expenses             (1,254)     -           -  (1,254)       -      -           -       -
Equity in Fund I unconsolidated properties             -    (23)          -     (23)       -      -           -       -
Lease termination income                               -      -           -       -        -      -           -       -
Interest income                                      556      3           -     559      144      -           -     144
Asset and property management income               1,663      -           -   1,663      540      -           -     540
Property management expense                          (63)     -           -     (63)     (62)     -           -     (62)
Straight-line rent income                            251    328           -     579      171    206          34     411
Straight-line rents written off                     (106)     -           -    (106)    (157)     -         (33)   (190)
FAS 141 Rent                                           -     43           -      43        -     38           -      38
Hurricane related expenses                             -      -           -       -        -      -           -       -
Other income (3)                                       -      -           -       -        -      -           -       -
                                                 ----------------------------------- -----------------------------------

EBIDTA                                            10,426  1,743         178  12,347    8,159  1,848         217  10,224

Depreciation and amortization                     (4,108)  (781)        (64) (4,953)  (6,504)  (565)       (128) (7,197)
FAS 141 Amortization                                   -    (27)          -     (27)       -      -           -       -
Interest expense                                  (2,928)  (698)       (104) (3,730)  (2,500)  (679)       (318) (3,497)
FAS 141 Interest                                       -     29           -      29        -     30           -      30
Impairment of real estate                              -      -           -       -        -      -           -       -
Gain on sale of properties                             -      -       6,696   6,696        -      -           -       -
                                                 ----------------------------------- -----------------------------------

Income before minority interest                    3,390    266       6,706  10,362     (845)   634        (229)   (440)

Minority interest - OP                               (42)    (4)        (85)   (131)      27    (25)          9      11
Minority interest                                   (153)    (2)          -    (155)     (48)     -           -     (48)
                                                 ----------------------------------- -----------------------------------

NET INCOME                                        $3,195   $260      $6,621 $10,076    $(866)  $609       $(220)  $(477)
                                                 =================================== ===================================



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


              Statements of Operations - Current v. Historical (1)
              ----------------------------------------------------
                                 (in thousands)

                                                 -----------------------------------------------------------------------
                                                      Current Year-to-Date              Historical Year-to-Date

                                                              Year                                Year
                                                         ended December 31,               ended December 31,
                                                            2004                                2003
                                                 -----------------------------------------------------------------------

                                                 Wholly   JV's  Disconitnued  Total  Wholly   JV's  Discontinued Total
                                                  Owned   (2)                         Owned
                                                 -----------------------------------------------------------------------
PROPERTY REVENUES                                             -           -
Minimum rents                                    $50,561 $7,572      $1,065  $59,198 $48,041 $7,123      $1,256 $56,420
Percentage rents                                     952     78          17    1,047     988     41          24   1,053
Expense reimbursements                            13,349  1,806         250   15,405  13,222  2,097         317  15,636
Other property income                                625     55          21      701     748     45           1     794
                                                 -----------------------------------------------------------------------
                                                  65,487  9,511       1,353   76,351  62,999  9,306       1,598  73,903
                                                 -----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating                                13,781  1,635         411   15,827  14,196  1,403         409  16,008
Real estate taxes                                  9,024  1,058         240   10,322   8,469    895         330   9,694
                                                 -----------------------------------------------------------------------
                                                  22,805  2,693         651   26,149  22,665  2,298         739  25,702
                                                 -----------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                 42,682  6,818         702   50,202  40,334  7,008         859  48,201


OTHER INCOME (EXPENSE)
General and administrative                        (5,705)  (100)          -   (5,805)(10,734)   (14)          - (10,748)
Property related home office expenses             (4,762)     -           -   (4,762)      -      -           -       -
Equity in Fund I unconsolidated properties             -    (44)          -      (44)      -      -           -       -
Lease termination income                               -      -           -        -       -      -           -       -
Interest income                                    1,488     23           -    1,511     788     21           -     809
Asset and property management income               4,763      -           -    4,763   1,971      -           -   1,971
Property management expense                         (241)     -           -     (241)   (267)     -           -    (267)
Straight-line rent income                            906    104           3    1,013     871    (57)          -     814
Straight-line rents written off                     (154)     -        (116)    (270)   (263)     -         (35)   (298)
FAS 141 Rent                                           -    116           -      116       -    138           -     138
Hurricane related expenses                          (730)     -           -     (730)      -      -           -       -
Other income (3)                                     210      -           -      210   1,218      -           -   1,218
                                                 -----------------------------------------------------------------------

EBIDTA                                            38,457  6,917         589   45,963  33,918  7,096         824  41,838

Depreciation and amortization                    (15,650)(2,495)       (427) (18,572)(17,374)(2,161)       (535)(20,070)
FAS 141 Amortization                                   -    (39)          -      (39)      -      -           -       -
Interest expense                                 (10,446)(2,699)     (1,049) (14,194) (9,954)(2,634)     (1,277)(13,865)
FAS 141 Interest                                       -    115           -      115       -    110           -     110
Impairment of real estate                              -      -           -        -       -      -           -       -
Gain on sale of properties                           931      -       6,696    7,627   1,187      -           -   1,187
                                                 -----------------------------------------------------------------------

Income before minority interest                   13,292  1,799       5,809   20,900   7,777  2,411        (988)  9,200

Minority interest - OP                              (273)   (39)        (63)    (375)   (679)  (154)         86    (747)
Minority interest                                   (938)    (2)          -     (940)   (600)     -           -    (600)
                                                 -----------------------------------------------------------------------

NET INCOME                                       $12,081 $1,758      $5,746  $19,585  $6,498 $2,257       $(902) $7,853
                                                 =======================================================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").

(3) The 2003 activity represents a lump sum additional rent payment received from a tenant in connection with the re-anchoring of the Branch Plaza in Smithtown, NY.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

           Net Operating Income (NOI) - Same Property Performance (1)
           ----------------------------------------------------------
                                 (in thousands)

                                                                   Growth in Same                                    Growth in Same
                                                                   Property NOI -                                    Property NOI -
                                                                   Continuing Operations                              Continuing
                                                                                                                      Operations
                                 Current Year-    Historical Year- Favorable     Current Quarter  Historical Quarter  Favorable
                                   to-Date           to-Date       (unfavorable)                                     (unfavorable)
                                 --------------------------------------------------------------------------------------------------

Reconciliation of total NOI
to same property NOI:
                                    Year ended      Year ended                   3 months ended   3 months ended
                                   December 31,    December 31,                   December 31,     December 31,
                                        2004            2003                           2004              2003
                                 --------------------------------               ----------------------------------
NOI - Wholly owned properties            $43,384         $41,193                        $11,185           $10,542
NOI - Joint Ventures
(Unconsolidated partnerships)              6,818           7,008                          1,466             1,617
                                 --------------------------------               ----------------------------------
                    Total NOI             50,202          48,201                         12,651            12,159

NOI - Properties Acquired                 (3,686)         (3,526)                           (41)                -
NOI - Property sold                         (702)           (859)                          (178)             (216)
NOI - Redevelopment Properties            (1,527)         (1,211)                             -                 -
                                 --------------------------------               ----------------------------------

                                         $44,287         $42,605     3.9%               $12,432           $11,943      4.1%
                                 ================================   ======       ==================================   =====


  Same property NOI by portfolio component and revenues/expenses:

                  Shopping Center Portfolio                               Shopping Center Portfolio

       Revenues        $60,757         $59,197             2.6%               $16,947           $17,289                -2.0%
   Expenses (3)         20,076          20,020            -0.3%                 5,483             6,283                12.7%
               ------------------------------------------------       ------------------------------------------------------
                        40,681          39,177             3.8%                11,464            11,006                 4.2%
               ------------------------------------------------       ------------------------------------------------------

                  Residential Properties (2                               Residential Properties (2
                          properties)                                             properties)

       Revenues          7,583           7,300             3.9%                 1,904             1,878                 1.4%
       Expenses          3,977           3,872            -2.7%                   936               941                 0.5%
               ------------------------------------------------       ------------------------------------------------------
                         3,606           3,428             5.2%                   968               937                 3.3%
               ------------------------------------------------       ------------------------------------------------------

                       $44,287         $42,605             3.9%               $12,432           $11,943                 4.1%
               ================================================       ======================================================



(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                        Funds from Operations ("FFO")(1)
                        --------------------------------
                                 (in thousands)


                                                         2004                            2003


                                      Current        Current            Previous Quarters           Historic        Historic
                                    Year-to-Date     Quarter                                        Year-to-        Quarter
                                                                                                    Date

                                       Year        3 months    3 months      3 months   3 months    Year         3 months ended
                                      ended         ended        ended        ended      ended      ended          ended
Funds from operations ("FFO"):Notes December 31,  December 31, September 30, June 30,   March 31,   December 31,  December 31,
                                        2004        2004          2004         2004      2004         2003           2003
------------------------------     ------------------------------------------------------------------------------------------------
Net Income                            $19,585      $10,076     $2,895        $3,764      $2,850     $7,853            $(477)
Add back:
Depreciation of real estate and
 amortization of leasing costs:
  Wholly owned and consolidated
   subsidiaries                        14,411        3,739      3,588         3,567       3,517     16,957            6,416
  Unconsolidated
   subsidiaries                         2,329          622        586           569         552      2,107              550
Income attributable to
 Operating Partnership units    (2)       375          131         57            72         115        717              (41)
Gain on sale of properties             (6,696)      (6,696)         -             -           -          -                -
                                   ------------------------------------------------------------------------------------------------
                   FFO - Basic         30,004        7,872      7,126         7,972       7,034     27,634            6,448
Distributions on Preferred OP Units       336           88         88            88          72        186               36
                                   ------------------------------------------------------------------------------------------------
                        FFO -
                       Diluted        $30,340       $7,960     $7,214        $8,060      $7,106    $27,820           $6,484
                                   ================================================================================================

Adjusted Funds from operations ("AFFO"):
----------------------------------------
Diluted FFO                           $30,340       $7,960     $7,214        $8,060      $7,106    $27,820           $6,484
Straight line rent, net                  (743)        (473)      (250)           67         (87)      (516)            (221)
Non real-estate depreciation              328          106         66            78          78        321               86
Amortization of finance costs             716          181        242            83         210        685              154
Amortization of cost of management
 contracts                                579          147          9           379          44          -                -
Tenant improvements                    (2,474)        (238)      (976)         (854)       (406)    (1,201)            (521)
Leasing commissions                    (1,109)        (252)      (494)         (137)       (226)       (93)             (39)
Capital expenditures                   (2,631)        (402)      (933)         (477)       (819)    (4,006)          (1,053)
                                   ------------------------------------------------------------------------------------------------
                          AFFO        $25,006       $7,029     $4,878        $7,199      $5,900    $23,010           $4,890
                                   ================================================================================================

Funds Available for Distribution ("FAD")
----------------------------------------
AFFO                                  $25,006       $7,029     $4,878        $7,199      $5,900    $23,010           $4,890
Scheduled prinicpal repayments         (4,238)        (944)    (1,049)       (1,055)     (1,190)    (4,894)          (1,248)
                                   ------------------------------------------------------------------------------------------------
                           FAD        $20,768       $6,085     $3,829        $6,144      $4,710    $18,116           $3,642
                                   ================================================================================================

Total weighted average shares and OP Units:

Basic                                  29,939       31,058     29,680        29,654      28,741     28,457           28,475
                                   ================================================================================================
Diluted                                30,993       32,038     30,796        30,718      30,126     29,364           29,692
                                   ================================================================================================

        FFO per share:
FFO per share - Basic         (3,4)     $1.00        $0.25      $0.24         $0.27       $0.24      $0.97            $0.23
                                   ================================================================================================
FFO per share - Diluted       (3,4)     $0.98        $0.25      $0.23         $0.26       $0.24      $0.95            $0.22
                                   ================================================================================================

 AFFO per share - Basic       (3,4)     $0.82        $0.22      $0.16         $0.24       $0.20      $0.80            $0.17
                                   ================================================================================================
 AFFO per share - Diluted     (3,4)     $0.81        $0.22      $0.16         $0.23       $0.20      $0.78            $0.16
                                   ================================================================================================

 FAD per share - Basic        (3,4)     $0.68        $0.19      $0.13         $0.20       $0.16      $0.63            $0.13
                                   ================================================================================================
 FAD per share - Diluted      (3,4)     $0.67        $0.19      $0.12         $0.20       $0.16      $0.62            $0.12
                                   ================================================================================================



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2) Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4) FFO for the year ended December 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                              Capital Expenditures
                     --------------------------------------

                                                              Year-to-Date  Current           Previous          Previous
                                                                                               Quarters
                                                                            Quarter                               Year

                                                                  Year     3 months  3 months  3 months 3 months  Year
                                                                  ended      ended    ended     ended    ended   ended
                                                   Notes      December 31,  December September June 30,   March  December
                                                                   2004     31, 2004 30, 2004    2004     31,     31,
                                                                                                          2004    2003
                                                              ----------------------------------------------------------


        Leasing Commissions:                                        $1,109     $252      $494      $137    $226     $93
                                                              ----------------------------------------------------------

        Tenant Improvements:                                         2,474      238       976       854     406   1,201
                                                              ----------------------------------------------------------

        Capital Expenditures:
        Retail                                                       1,789      207       612       288     682   2,628
        Residential                                        (1)         842      195       321       189     137   1,378
                                                              ----------------------------------------------------------
                                                                     2,631      402       933       477     819   4,006
                                                              ----------------------------------------------------------

        Redevelopments                                               2,053    1,211       289       424     129   8,665
                                                              ----------------------------------------------------------

        Total                                                       $8,267   $2,103    $2,692    $1,892  $1,580 $13,965
                                                              ==========================================================


        Expenditures for real estate and
          improvements as reported on the
          Company's Statement of Cash Flows                         $7,103   $1,837    $1,970    $1,743  $1,340 $13,531
        Expenditures included in deferred
         leasing                                                     1,109      252       494       137     226     215
        Accrued construction costs as of period-end                     55       14       228        12      14     219
                                                              ----------------------------------------------------------
          costs in Statement of Cash Flows                          $8,267   $2,103    $2,692    $1,892  $1,580 $13,965
                                                              ==========================================================


(1) Retail capital expenditures included $1,836 for the year ended December 31. 2003 related to the complete redesign of the facade at the Bloomfield Town Square.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004




                           Consolidated Balance Sheets
                           ---------------------------
                                 (in thousands)

                                                                  December 31,          December 31,
                                                                      2004                  2003
                                                                 --------------        --------------
ASSETS

Real estate
  Land                                                                 $53,804               $53,804
  Buildings and improvements                                           362,477               354,476
  Construction in progress                                               5,896                 5,858
                                                                 --------------        --------------
                                                                       422,177               414,138
Less: accumulated depreciation                                        (107,352)              (93,670)
                                                                 --------------        --------------
  Net real estate                                                      314,825               320,468

Cash and cash equivalents                                               13,499                13,504
Cash in escrow                                                           4,467                 3,342
Restricted Cash                                                            612                 1,159
Investments in and advances to unconsolidated partnerships              17,327                13,630
Investment in management contracts                                       3,422                     -
Rents receivable, net of $1,931 and $1,406 allowance,
 respectively                                                            5,295                 5,315
Straight-line rents receivable, net of $910 allowance                    5,596                 4,842
Notes Receivable                                                         9,969                 3,586
Prepaid expenses                                                         3,029                 2,976
Deferred charges, net                                                   13,479                11,140
Due from Affiliates                                                        925                     -
Other assets                                                             3,898                 1,731
Assets of discontinued operations                                            -                 6,491
                                                                 --------------        --------------

                                                                      $396,343              $388,184
                                                                 ==============        ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                $153,361              $174,847
Accounts payable and accrued expenses                                    7,640                 5,639
Dividends and distributions payable                                      5,597                 4,619
Due to related parties                                                       -                    48
Interest rate swap payable                                               2,136                 4,044
Other liabilities                                                        3,134                 3,712
Liabilities of discontinued operations                                       -                15,856
                                                                 --------------        --------------
  Total liabilities                                                    171,868               208,765
                                                                 --------------        --------------

Minority interest in Operating Partnership                               5,743                 7,875
Minority interests in majority owned partnerships                        1,808                 1,810
                                                                 --------------        --------------
  Total minority interests                                               7,551                 9,685
                                                                 --------------        --------------

Shareholders' equity:
Common shares                                                               31                    27
Additional paid-in capital                                             222,752               177,891
Accumulated other comprehensive income                                  (3,180)               (5,505)
Deficit                                                                 (2,679)               (2,679)
                                                                 --------------        --------------
  Total shareholders' equity                                           216,924               169,734
                                                                 --------------        --------------

                                                                      $396,343              $388,184
                                                                 ==============        ==============

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                            Selected Operating Ratios


                                                                                 3 months ended     Year ended December
                                                                                   December 31,             31,
                                                                                   -----------      ------------------
                                                                                  2004        2003     2004       2003
                                                                              ---------   --------- --------   --------
                              Coverage Ratios                              (1)
                              ---------------
                          Interest Coverage Ratio
EBIDTA                                                                         $12,347     $10,224  $45,963    $41,838
Divided by Interest expense                                                      3,730       3,497   14,194     13,865
                                                                              ---------   --------- --------   --------
                                                                                  3.31  x     2.92 x   3.24  x    3.02

                        Fixed Charge Coverage Ratio
EBIDTA                                                                         $12,347     $10,224  $45,963    $41,838
Divided by  (Interest expense                                                    3,730       3,497   14,194     13,865
             + Preferred Dividends)                                        (2)      88          36      335        185
                                                                              ---------   --------- --------   --------
                                                                                  3.23  x     2.89 x   3.16  x    2.98

                        Debt Service Coverage Ratio
EBIDTA                                                                         $12,347     $10,224  $45,963    $41,838
Divided by  (Interest expense                                                    3,730       3,497   14,194     13,865
             + Principal Amortization)                                     (3)     944       1,248    4,238      4,894
                                                                              ---------   --------- --------   --------
                                                                                  2.64  x     2.15 x   2.49  x    2.23

                               Payout Ratios
                               --------------
                             FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                            $5,509      $4,584  $19,849    $16,992
FFO                                                                        (4)   7,872       6,448   30,004     27,634
                                                                              ---------   --------- --------   --------
                                                                                    70%         71%      66%        61%

                             AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                            $5,509      $4,584  $19,849    $16,992
AFFO                                                                             6,941       4,854   24,670     22,824
                                                                              ---------   --------- --------   --------
                                                                                    79%         94%      80%        74%
                             FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                            $5,509      $4,584  $19,849    $16,992
FAD                                                                              5,997       3,606   20,432     17,930
                                                                              ---------   --------- --------   --------
                                                                                    92%        127%      97%        95%

                              Overhead Ratios
                              ---------------
                         G&A/Real Estate Revenues

General and Administrative expense                                              $1,702      $2,816   $5,805    $10,748
Real Estate Revenues (Includes pro-rata JV)                                     19,352      19,564   76,351     73,903
                                                                              ---------   --------- --------   --------
                                                                                     9%         14%       8%        15%

General and Administrative expense                                              $1,702      $2,816   $5,805    $10,748
Real Estate Revenues (Includes 100% JV)                                         25,290      23,162  100,030     97,162
                                                                              ---------   --------- --------   --------
                                                                                     7%         12%       6%        11%

                              Leverage Ratios
                              ----------------

Debt/Total Market Capitalization
Debt                                                                       (5)$212,189    $230,584
Total Market Capitalization                                                    716,929     589,014
                                                                              ---------   ---------
                                                                                    30%         39%


Debt + Preferred Equity (Preferred O.P. Units)                                $217,769    $232,164
Total Market Capitalization                                                    716,929     589,014
                                                                              ---------   ---------
                                                                                    30%         39%
                                                                             -----------  ---------
Notes:

(1) Quarterly results for 2004 and 2003 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro- rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2)  Represents  preferred  distributions  on  Preferred  Operating  partnership
     Units.

(3)  Includes  the  Company's   pro-rata   share  of  joint  venture   principal
     amortization.

(4) FFO for the year ended ended December 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.

(5)  Includes the Company's pro-rata share of joint venture debt.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                     Portfolio Debt - Consolidated Summary
                             (amounts in thousands)




                                                                  % of
                                                              Wholly-Owned          % of                        Weighted
                                                           and Unconsolidated     Wholly- % of Total Outstanding  Avg.
                                                                                   Owned
                                                Notes      Combined Basis (1)      Only    Portfolio   Balance   Int.
                                                                                                                  Rate
                                                ------------------------------------------------------------------------
Consolidated Debt
Fixed-Rate Debt                                    (2)                         94%    95%         69%  $146,407    6.06%
Variable-Rate Debt                                 (2)                          6%     5%          3%     6,954    3.80%
                                                      ------------------------------------------------------------------

Total Consolidated Debt                                                       100%   100%         72%   153,361    5.95%
                                                      ==================================================================

Unconsolidated Debt (Joint Ventures)
Fixed-Rate Debt (1)                                                                               25%    53,087    5.79%
Variable-Rate Debt (1)                                                                             3%     5,741    4.30%
                                                                                         -------------------------------

Total Unconsolidated Debt                                                                         28%    58,828    5.64%
                                                                                         -------------------------------

                   Total Debt                                                                    100%  $212,189    5.87%
                                                                                         ===============================



Notes

(1) The Company is not required to, nor does it consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.

(2)  Fixed-rate   debt   includes   notional   principal   fixed   through  swap
     transactions. Conversely, variable-rate debt excludes this amount.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                        Debt Analysis - Consolidated Debt
                             (amounts in thousands)

                                                                           Principal                 Variable
                                                                           Balance at      Interest  Rate as Maturity
                                                                                                        of
 Property           Lender                                     % of   NotesDecember           Rate   December   Date
                                                              Porfolio      31, 2004                   31,
                                                                                                       2004
 -----------------------------------------------------------------------------------------------------------------------

 FIXED-RATE DEBT
 -------------------

 Merrillville Plaza SunAmerica Life Insurance Co.                            $13,189  6.46%                    7/1/2007
 GHT Apartments     Bank of America, N.A.                                     10,708  7.55%                    1/1/2011
 Colony Apartments  Bank of America, N.A.                                      5,354  7.55%                    1/1/2011
 239 Greenwich      RBS Greenwich Capital
  Avenue                                                                      16,000  5.19%                    6/1/2013
 New Loudon Center  RBS Greenwich Capital                                     15,000  5.64%                    9/6/2014

 Interest rate swapsFleet National Bank                                 (1)   86,156  5.95%                  Various
                                                                           ---------- -----

 TOTAL FIXED-RATE
  DEBT                                                             95%       146,407  6.06%
                                                                           ---------- -----

 VARIABLE-RATE DEBT
 -------------------

 Elmwood Park       Washington Mutual Bank, F.A.                                      L+
  Shopping Center                                                       (2)        -             150         11/22/2007
 Marketplace of     Fleet National Bank                                               L+
  Absecon                                                               (3)        -             150           3/1/2008
 Soundview          Fleet National Bank                                               L+
  Marketplace                                                           (4)    8,473             140    3.79% 12/1/2008
 Bradford Towne     Washington Mutual Bank, F.A.                                      L+
  Center                                                                       5,606             150    3.82%  4/1/2011
 Ledgewood Mall     Washington Mutual Bank, F.A.                              24,294  L+         150    3.82%  4/1/2011
 Abington Towne     Fleet National Bank                                               L+
  Center                                                                (5)                      140    3.79% 6/29/2012
 Branch Shopping    Fleet National Bank                                               L+
  Center                                                                (5)                      140    3.79% 6/29/2012
 Methuen Shopping   Fleet National Bank                                               L+
  Center                                                                (5)   44,485             140    3.79% 6/29/2012
 Gateway Shopping   Fleet National Bank                                               L+
  Center                                                                (5)                      140    3.79% 6/29/2012
 Town Line Plaza    Fleet National Bank                                 (5)           L+         140    3.79% 6/29/2012
 Village Commons    Fleet National Bank                                               L+
  Shopping Center                                                     (5,6)   10,252             140    3.82% 6/29/2012

 Interest rate swapsFleet National Bank                                      (86,156)
                                                                           ----------

 TOTAL VARIABLE-RATE                                                                  L+
  DEBT                                                              5%         6,954             143    3.80%
                                                            ----------     ----------                --------

 TOTAL PORTFOLIO
  DEBT                                                            100%      $153,361                    5.95%
                                                            ==========     ==========                ========

------------------------------------------------------------------------------------------------------------------------
 Notes:
 -------------------

(1) The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

 Notional principal               All-in Rate                 Spread  Swap  Forward        Maturity
                                                                       rate  Start            Date
                                                                              Date
 ------------------------------------------------------------------------------------      ----------
            $30,000                                    6.23%     1.43%4.80%      n/a        4/1/2005
             20,000                                    5.96%     1.43%4.53%      n/a       10/1/2006
             15,387                                    5.75%     1.43%4.32%      n/a        1/1/2007
             11,903                                    5.54%     1.43%4.11%      n/a        1/1/2007
              8,866                                    5.90%     1.43%4.47%      n/a        6/1/2007
 --------------------------------------------------------------------------
            $86,156                                    5.95%     1.43%4.52%
 ==========================================================================


The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

             $4,640                                    6.14%     1.43%4.71%10/2/2006        1/1/2010           1/1/2010
             37,667                                    5.78%     1.43%4.35% 4/1/2005        1/1/2011           1/1/2011
             11,410                                    6.33%     1.43%4.90%10/2/2006       10/1/2011          10/1/2011
              8,434                                    6.57%     1.43%5.14% 6/1/2007        3/1/2012           3/1/2012
 --------------------------------------------------------------------------
            $62,151                                    6.01%     1.43%4.58%
 ==========================================================================

(2) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all- in rate floor).

(3) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is greater than 50%).

(4)  There is an additional $5,000 available under this facility.

(5)  The spread on this facility  effective  January 1, 2005 is 140 basis points
     ("bps"). The spread was 105 bps prior to this.

(6)  There is an additional $969 available under this facility.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004
                   Debt Analysis - Unconsolidated Debt (Joint
                                    Ventures)

                                                                  Acadia  Principal Acadia's           Variable
                                                                  Realty
                          Lender/                                 Trust  Balance    Prorata    Interest Rate as Maturity
                                                                              at                         of
FIXED-RATE DEBT           Joint Venture Partner                  Ownership December  Share        Rate  December Date
                                                                           31, 2004                      31,
                                                                                                         2004
-------------------------------------------------------------------------------------------   --------------------------

Crossroads Shopping Center Bank of New York/                         49.0% $64,000 $31,360       5.37%        10/1/2007
                            Heyman-Greenburgh Associates LLC and
                            RMC Development Company LLC
Brandywine Town Center    UBS Warburg Real Estate Investments,
                           Inc./                                     22.2%  30,000   6,667       4.69%        2/11/2008
                            Fund I
Kroger Portfolio (1)      Cortlandt Deposit Corporation/             16.7%  12,375   2,063       6.62%         2/1/2009
                            Fund I
Safeway Portfolio (1)     Cortlandt Deposit Corporation/             16.7%  12,232   2,039       6.51%        1/15/2009
                            Fund I
Brandywine Town Center    UBS Warburg Real Estate Investments,
                           Inc./                                     22.2%  21,253   4,723       7.01%        7/11/2012
                            Fund I
Market Square Shopping    UBS Warburg Real Estate Investments,
 Center                    Inc./                                     22.2%  16,134   3,585       7.32%        6/11/2012
                            Fund I
Amherst Marketplace       The Ohio National Life Insurance
                           Company/
                            Fund I                                   22.2%   4,797   1,066       8.20%         6/1/2022
Sheffield Crossing        Canada Life Insurance Company/
                            Fund I                                   22.2%   7,128   1,584       8.00%         1/1/2023
                                                                          -----------------   --------

TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT                    167,919  53,087       5.79%
                                                                          -----------------   --------


VARIABLE-RATE DEBT
--------------------------


Haygood Shopping Center   GECC
 (2)
                            Fund I                                   11.1%   6,164     685  L+    325    4.86% 6/7/2005
Sterling Heights Shopping Wells Fargo Bank, NA
 Center (2)
                            Fund I                                   11.1%   4,416     491  L+    300    4.82% 5/1/2005
Granville Center          Bank One, NA/
                            Fund I                                   22.2%   5,703   1,267  L+    200    3.69%10/5/2007
400 East Fordham Road (3) Bank of China
                            Fund II                                  18.3%  18,000   3,298  L + 175      4.35%9/30/2014
                                                                          -----------------           --------

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE UNCONSOLIDATED DEBT                  34,283   5,741       4.30%
                                                                          -----------------   --------

TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                          $202,202 $58,828               5.64%
                                                                          =================           ========


Notes:
--------------------------

(1) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.

(2) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 22.22%, or 11%.

(3)  Fund II is a 91.6% joint venture partner on this investment.  As such, Fund
     II's pro-rata share of the above debt is 91.6% x 20%, or 18.3%.



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                             Future Debt Maturities
        ----------------------------------------------------------------
                             (in thousands)                                                     Weighted Average Interest Rate
                                                                                                  of Maturing Debt
                                                                                                 -----------------------



       Consolidated Debt
                                           Scheduled
             Year                        Amortization                  Maturities         Total   Total  Fixed- Variable-
                                                                                                   Debt   Rate    Rate
                                                                                                          Debt    Debt
------------------------------------------------------------------------------------------------------------------------

                          2005                           $1,605                      $-   $1,605     n/a   n/a      n/a
                          2006                            2,188                       -    2,188     n/a   n/a      n/a
                          2007                            3,843                  12,519   16,362    6.46% 6.46%     n/a
                          2008                            4,458                   7,976   12,434    3.79%  n/a     3.79%
                          2009                            5,156                       -    5,156     n/a   n/a      n/a
          Thereafter                                     13,778                 101,838  115,616    4.77% 6.16%    3.81%
                               ------------------------------------------------------------------
                                                        $31,028                $122,333 $153,361
                               ==================================================================


  Unconsolidated Debt (Joint Ventures) (1)



                          2005                            1,426                   1,162    2,588    5.34%  n/a     5.34%
                          2006                            1,452                       -    1,452     n/a   n/a      n/a
                          2007                            1,487                   4,485    5,972    4.35%  n/a     4.35%
                          2008                            1,499                   6,667    8,166    4.69% 4.69%     n/a
                          2009                            1,540                       -    1,540     n/a   n/a      n/a
          Thereafter                                      3,639                  35,471   39,110    5.74% 5.74%     n/a
                               ------------------------------------------------------------------
                                                        $11,043                 $47,785  $58,828
                               ==================================================================



------------------------------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
               1st Quarter 2004                             $93
               2nd Quarter 2004                              74
               3rd Quarter 2004                              69
               4th Quarter 2004                              68
                               ---------------------------------

                   Year-to-Date                            $304
                               =================================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                             Unencumbered Properties
           ---------------------------------------------------------



                         Center                                 Location            GLA
                         ------                                 --------            ---

Berlin Shopping Center                                   Berlin, NJ                188,688

Blackman Plaza                                           Wilkes-Barre, PA          121,341

Bloomfield Town Square                                   Bloomfield Hills, MI      222,320

Crescent Plaza                                           Brockton, MA              218,277

Greenridge Shopping Center                               Scranton, PA              194,760

Hobson West Plaza                                        Naperville, IL             99,044

Luzerne Street Shopping Center                           Scranton, PA               57,988

Mad River Station                                        Dayton, OH                151,063

Mark Plaza                                               Edwardsville, PA          214,036

Pacesetter Park Shopping Center                          Ramapo, New York           96,646

Pittston Plaza                                           Pittston, PA               79,494

Plaza 422                                                Lebanon, PA               155,026

Route 6 Plaza                                            Honesdale, PA             175,507

Walnut Hill Plaza                                        Woonsocket, RI            285,829

Total GLA of Unencumbered Properties                                             2,260,019
                                                                               ============

Total net operating income for the year ended December 31, 2004
  associated with unencumbered properties                                          $12,907
                                                                               ============

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

          Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
           ----------------------------------------------------------



Item                       Notes    Description
------------------------------------------------------------------------------------------------------------------------------------

Date formed                         September 2001

Capital commitment                  $90 million

Funding                             $55 million currently funded
                                 (1)$15 million estimated future earnout payments related to Brandywine Town Center
                                 (2)$20 million allocated for RCP Fund investments

Partnership structure

Equity Contribution:                22.22% - Acadia
                                    77.78% - Four institutional investors (current significant shareholders in Acadia as well)

Cash flow distribution:             22.22% - Acadia
                                    77.78% - Four institutional investors

Promote:                            20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                    Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                      Asset management fee equal to 1.5% of total committed capital ($70 million which excludes
                                    Acadia's $20 million))

                                    Property management fee equal to 4% of gross property revenues

                                    Market rate leasing fees

                                    Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


(1)  See details of this property in Joint Venture Properties - Detail

(2)  See details of the RCP Venture on the following page

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

        Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
       ------------------------------------------------------------------



Item                       Notes   Description
------------------------------------------------------------------------------------------------------------------------------------

Date formed                        June 15, 2004

Properties owned                   New York City Urban/Infill redevelopment projects:
                                   Fordham Place
                                   Pekham Manor Shopping Plaza

Partnership structure

Equity Contribution:               20% - Acadia
                                   80% - Six institutional investors (Three are current
                                                shareholders in Acadia as well)

Cash flow distribution:            20% - Acadia
                                   80% - Six institutional
                                    investors

Promote:                           20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                                   Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                     Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, therafter on $240 million which excludes Acadia's $60 million)


                                   Property management fee equal to 4% of gross property revenues

                                   Market rate leasing fees

                                   Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

            Retailer Controlled Property ("RCP") Venture - Overview
            --------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR Funds I and II are anticipated to invest $20 million and $40 million of equity, respectively, for a total of $60 million of equity. ***



Item                       Notes   Description
------------------------------------------------------------------------------
Date formed                        January 2004

Targeted investments               The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements               Mervyn's Department Stores

Partnership structure

Equity Contribution:               Up to $300 million of total
                                    equity

                                   Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                                   80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:            20% - AKR Funds
                                   80% - Four institutional
                                    investors

Promote:                           20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                   Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                     Property management fees

                                   Market rate leasing fees and construction/project management

                                   Disposition fees


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                         AKR Fund I Properties - Detail
             ------------------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                         Fund I's
                                                        Ownership    Gross Leasable Area             Occupancy
                                                                    ---------------------------------------------------------------
                                                                   %  Anchors     Shops      Total    Anchors    Shops
                                                      ------------------------------------------------------------------------------



                       Midwest
------------------------------------------------------

Ohio
------------------------------------------------------

Amherst Marketplace                                             100%    76,737      3,200     79,937    100.00%   100.00%
Granville Centre                                                100%    90,047     41,496    131,543     38.81%    58.80%
Sheffield Crossing                                              100%    69,659     42,875    112,534    100.00%    90.67%
                                                                    ---------------------------------------------------------------
                Total - Midwest Region                                 236,443     87,571    324,014     76.70%    75.91%
                                                                    ---------------------------------------------------------------

                     Mid-Atlantic
------------------------------------------------------

Delaware
------------------------------------------------------
Brandywine Town Center (1)                                      100%   619,028          -    619,028    100.00%        -
Market Square Shopping Center                                   100%    39,050     63,712    102,762    100.00%   100.00%
                                                                    ---------------------------------------------------------------
                 Total - Mid-Atlantic                                  658,078     63,712    721,790    100.00%   100.00%
                                                                    ----------------------------------------------------------------

                       Various
------------------------------------------------------
 Kroger/Safeway Portfolio (25 Properties)                        75% 1,018,100          -  1,018,100    100.00%        -
                                                                    ----------------------------------------------------------------


        Subtotal - Fund I Operating Properties                       1,912,621    151,283  2,063,904     97.12%    86.05%
                                                                    ---------------------------------------------------------------

           Fund I Redevelopment Properties
------------------------------------------------------

Sterling Heights Shopping Center (Michigan)                      50%    98,400     56,197    154,597     71.54%    53.90%
Tarrytown Shopping Center (New York)                             50%    15,462     20,415     35,877      0.00%    44.46%
 Hitchcock Plaza (South Carolina)                                90%   135,775     97,788    233,563     36.31%    82.25%
Pine Log Plaza (South Carolina)                                  90%    23,184     11,880     35,064    100.00%    92.42%
Haygood Shopping Center (Virginia)                               50%    78,880     82,724    161,604     65.64%    73.00%
                                                                    ---------------------------------------------------------------
      Subtotal - Fund I Redevelopment Properties                       351,701    269,004    620,705     55.35%    71.06%
                                                      -----------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
                  Fund I Grand Total                                 2,264,322    420,287  2,684,609     90.63%    76.46%
                                                      -----------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  Does not include  approximately  240,000  square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                         AKR Fund I Properties - Detail
             ------------------------------------------------------


                                                      ------------------------------------------------------------------------------
                                                                                                          Annualized Base Rent
                                                        Occupancy        Annualized Base Rent             per Occupied Square Foot
                                                      -----------------------------------------------------------------------------
                                                          Total        Anchors      Shops      Total  Anchors    Shops      Total
                                                      -----------------------------------------------------------------------------



                       Midwest
------------------------------------------------------

Ohio
------------------------------------------------------

Amherst Marketplace                                         100.00%   $795,711    $34,404    $830,115 $10.37    $10.75      $10.38
Granville Centre                                             45.12%    402,085    267,625     669,710  11.51     10.97       11.28
Sheffield Crossing                                           96.45%    761,278    384,651   1,145,929  10.93      9.89       10.56
                                                      -----------------------------------------------------------------------------
                Total - Midwest Region                       76.48%  1,959,074    686,680   2,645,754  10.80     10.33       10.68
                                                      -----------------------------------------------------------------------------

                     Mid-Atlantic
------------------------------------------------------

Delaware
------------------------------------------------------
Brandywine Town Center (1)                                  100.00%  8,907,742          -   8,907,742  14.39         -       14.39
Market Square Shopping Center                               100.00%    515,375  1,565,203   2,080,578  13.20     24.57       20.25
                                                      -----------------------------------------------------------------------------
                 Total - Mid-Atlantic                       100.00%  9,423,117  1,565,203  10,988,320  14.32     24.57       15.22
                                                      -----------------------------------------------------------------------------

                       Various
------------------------------------------------------
 Kroger/Safeway Portfolio (25 Properties)                   100.00%  9,315,123          -   9,315,123   9.15         -        9.15
                                                      -----------------------------------------------------------------------------


        Subtotal - Fund I Operating Properties               96.31% 20,697,314  2,251,883  22,949,197  11.14     17.30       11.55
                                                      -----------------------------------------------------------------------------

           Fund I Redevelopment Properties
------------------------------------------------------

Sterling Heights Shopping Center (Michigan)                  65.13%    281,600    236,804     518,404  4.00      7.82        5.15
Tarrytown Shopping Center (New York)                         25.30%          -    236,879     236,879     -     26.10       26.10
 Hitchcock Plaza (South Carolina)                            55.54%    342,607    524,790     867,397  6.95      6.52        6.69
Pine Log Plaza (South Carolina)                              97.43%     69,552     79,698     149,250  3.00      7.26        4.37
Haygood Shopping Center (Virginia)                           69.41%     85,200    821,220     906,420  1.65     13.60        8.08
                                                      ----------------------------------------------------------------------------
      Subtotal - Fund I Redevelopment Properties             62.16%    778,959  1,899,391   2,678,350  4.00      9.94        6.94
                                                      ----------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
                  Fund I Grand Total                         88.41%$21,476,273 $4,151,274 $25,627,547 $10.47    $12.92      $10.80
                                                      -----------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered

(1)  Does not include  approximately  240,000  square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                     FUND I
                 Top 10 Tenants - Ranked by Annualized Base Rent
      -------------------------------------------------------------------

                                                                                                     Percentage of Total
                                                                                                       Represented by
                                                                                                            Tenant
                                                                                                     -------------------
                                                   Number of
                                                   Stores in               Total         Annualized    Total  Annualized
                                                                                             Base                Base
Ranking               Tenant                     JV Portfolio               GLA           Rent (1)   Portfolio Rent (2)
                                                                                                       GLA(2)
------------------------------------------------------------------------------------------------------------------------

     1 Safeway (3)                                              13              467,300   $3,495,932     21.0%     15.6%
     2 Kroger (4)                                               13              595,166    3,798,756     26.7%     17.0%
     3 Lowe's                                                    1              140,000    1,925,000      6.3%      8.6%
     4 Giant Eagle                                               2              135,896    1,416,291      6.1%      6.3%
     5 Transunion Settlement (5)                                 1               39,714      884,771      1.8%      4.0%
     6 Bed, Bath & Beyond                                        1               50,977      868,426      2.3%      3.9%
     7 Regal Cinema                                              1               65,641      821,825      2.9%      3.7%
     8 Target                                                    1              138,000      800,000      6.2%      3.6%
     9 Dick's Sporting Goods                                     1               50,000      700,000      2.2%      3.1%
    10 Michaels                                                  1               24,876      547,272      1.1%      2.4%
                                            ----------------------------------------------------------------------------

                       Total                                    35            1,707,570  $15,258,273     76.7%     68.2%
                                            ============================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) GLA does not include approximately 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

Kroger/Safeway Portfolio
-------------------------

                        Kroger locations           Safeway locations
               -------------------------------------------------------

                            Cary, NC                  Atlanta, TX
                         Cincinnati, OH             Batesville, AR
                           Conroe, TX                 Benton, AR
                         Great Bend, KS              Carthage, TX
                          Hanrahan, LA              Little Rock, AR
                        Indianapolis, IN             Longview, WA
                           Irving, TX                 Mustang, OK
                           Pratt, KS                  Roswell, NM
                          Roanoke, VA                 Ruidoso, NM
                         Shreveport, LA              San Ramon, CA
                     Wichita, KS (2 stores)        Springerville, AZ
                                                      Tucson, AZ
                                                       Tulsa, OK



General note: As all of these leases are triple- net, Acadia has no property management responsibilities for these locations.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                         AKR Fund II Properties - Detail
                         --------------------------------


                  ------------------------------------------------------------------------------------------------------
                  Fund I's                                                                             Annualized
                                                                                                        Base Rent
                  Ownership  Gross Leasable Area      Occupancy               Annualized Base Rent     per Occupied
                                                                                                       Square Foot
                           ---------------------------------------------------------------------------------------------
                          %Anchors  Shops   Total   Anchors  Shops  Total Anchors   Shops     Total   Anchors Shops Total
                  ------------------------------------------------------------------------------------------------------


     Fund II
  Redevelopment
    Properties
------------------
400 East Fordham
 Road                   90%100,703  16,652 117,355   100.00%100.00%100.00%275,000   364,094   639,094   2.73 21.86 5.45
Pelham Manor
 Shopping Center
 (1)                    90%      - 412,275 412,275     0.00% 88.91% 88.91%      - 2,303,205 2,303,205      -  6.28 6.28
                  ------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------
     Fund II
  Redevelopment
    Properties             100,703 428,927 529,630   100.00% 89.34% 91.37%275,000 2,667,299 2,942,299   2.73  6.96 6.08
                           ---------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                       Retail Properties - Summary Listing
                       ------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                           Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA             Option       Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
----------------------------

          New York

Soundview Marketplace       Port                                        King Kullen  Clearview   $2,660,387      $15.99
                            Washington 1998 (A)           184,516  90%  2007/2022    Cinema
                                                                                     2010/2030


Village Commons Shopping    Smithtown  1998 (A)            87,306 100%               Daffy's
 Center                                                                              2008/2028   2,099,980        24.05
                                                                                     Walgreens
                                                                                     2021/--

Branch Shopping Plaza       Smithtown  1998 (A)           125,676 100%  Waldbaum's               2,373,784        18.89
                                                                        (A&P)
                                                                        2013/2028


New Loudon Center           Latham     1982 (A)          255,089  100%  Price       Marshalls    1,662,334         6.52
                                                                        Chopper     2004/2009
                                                                        2015/2035
                                                                                    Bon Ton
                                                                                    Department
                                                                                    Store
                                                                                    2014/2034
                                                                                    Raymor &
                                                                                    Flanigan
                                                                                    Furniture
                                                                                    2019/2034
Pacesetter Park Shopping    Pomona     1999 (A)           96,646  89% Stop & Shop
 Center                                                                  (Ahold)
                                                                       2020/2040                   979,293        11.43

         New Jersey

Elmwood Park Shopping     Elmwood Park 1998 (A)          149,085 100%  Pathmark     Walgreen's
 Center                                                                2017/2052    2022/2062    3,320,579        22.27

Marketplace of Absecon    Absecon      1998 (A)          105,093 94%   Acme         Eckerd Drug
                                                                       2015/2055    2020/2040    1,533,063        15.55

Berlin Shopping Center    Berlin       1994 (A)          188,688 79%   Acme         Kmart
                                                                       2005/2015    2009/2049      805,391         5.42

Ledgewood Mall           Ledgewood     1983 (A)          517,632 87%  Wal-mart
                                                                      2019/2049                  4,239,827         9.41
                                                                                    Macy's
                                                                                    2010/2025
                                                                                    The Sports'
                                                                                    Authority
                                                                                    2007/2037
                                                                                    Circuit City
                                                                                    2020/2040
                                                                                    Marshalls
                                                                                    2007/2027


NEW ENGLAND REGION
----------------------------

        Connecticut

Town Line Plaza             Rocky Hill 1998 (A)          206,178 100% Stop & Shop    Wal-mart (not
                                                                      2023/2063      owned)      1,561,226        14.34

239 Greenwich Avenue        Greenwich  1998 (A)           16,834 100%                Restoration
                                                                                     Hardware
                                                                                     2015/2025   1,254,282        74.51
                                                                                     Chico's
                                                                                     Fashion
                                                                                     2010/2020 (1)
       Massachusetts

Methuen Shopping Center     Methuen   1998 (A)           130,238 100%   DeMoulas    Wal-mart
                                                                        Market      2011/2051
                                                                        2005/2015                  828,772         6.36

Crescent Plaza              Brockton  1984 (A)           218,277 100%   Shaw's      Home Depot
                                                                        2012/2042   2021/2056    1,694,375         7.76

        Rhode Island

Walnut Hill Plaza          Woonsocket 1998 (A)           285,829 99%    Shaw's      Sears
                                                                        2013/2043   2008/2033    2,266,710         8.01

          Vermont

The Gateway Shopping       Burlington 1999 (A)           101,861 91%    Shaw's
 Center                                                                 2024/2054                1,699,417        18.23
MIDWEST REGION
----------------------------

          Illinois
                                                                        Bobak's
Hobson West Plaza          Naperville 1998 (A)            99,044 100%   Market and
                                                                        Restaurant
                                                                        2007/2032                1,234,018        12.48
                                                                        (specialty
                                                                        grocery)
          Indiana

Merrillville Plaza        Merrillville 1998 (A)          235,605 98%    TJ Maxx
                                                                        2009/2014                2,552,243        11.09
                                                                                   JC Penney
                                                                                   2008/2018
                                                                                   OfficeMax
                                                                                   2008/2028

          Michigan

Bloomfield Town Square     Bloomfield 1998 (A)           222,320 96%    Costco      TJ
                           Hills                                        (not owned) Maxx         2,442,675        11.43
                                                                                    Marshall's
                                                                                    2009/2014
                                                                                    2011/2026
                                                                                    Home Goods
                                                                                    2010/2025

            Ohio

Mad River Station         Dayton     1999 (A)            151,063 82%   Babies "R" Us
                                                                       2010/2020                 1,476,275        11.98
                                                                                    Office Depot
                                                                                    2005/2010

(1) Chico's excercised an option to terminate its lease at this location subsequent to year-end.The lease was for 4,571 square feet at $71 persquare foot.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                       Retail Properties - Summary Listing
                       ------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                           Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA             Option       Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------

        Pennsylvania

Abington Towne Center     Abington     1998 (A)   216,355  99%                             TJ Maxx 2010/2020       920,340    16.13
                                                                                           Target (not owned)

Blackman Plaza            Wilkes-Barre 1968 (C)   121,341  92%                             Kmart 2009/2049         282,374     2.52

Bradford Towne Centre     Towanda                              P&C Foods (Penn Traffic)    Kmart 2019/2069
                                       1993 (C)   256,939  89% 2014/2024                                         1,557,535     6.79


Greenridge Plaza          Scranton     1986 (C)   194,760  78% Giant Food (Ahold) 2021/2051                        969,527     6.41

Luzerne Street Shopping   Scranton                                                         Eckerd Drug 2009/2019
 Center                                1983 (A)    57,988  27%                                                     120,624     7.67

Mark Plaza                Edwardsville 1968 (C)   214,036  98% Redner's Markets 2018/2028  Kmart 2009/2054       1,035,972     4.93

Pittston Plaza            Pittston     1994 (C)    79,494 100% Redner's Market 2018/2028   Eckerd Drugs 2006/2016  613,720     7.72

Plaza 422                 Lebanon      1972 (C)   155,026  69%                             Home Depot 2021/2056    444,020     4.14



Route 6 Mall              Honesdale    1994 (C)   175,507  99% Weis Markets (not owned)    Kmart 2020/2070       1,072,283    6.16
                                               -----------                                                    ---------------------


                                                4,848,426                                                      $43,701,026   $10.36
                                               ===========                                                    =====================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                       Retail Properties - Summary Listing
                       ------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                           Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA             Option       Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------


JOINT VENTURE PROPERTIES
----------------------------


NEW YORK REGION
----------------------------

          New York

Crossroads Shopping Center  White Plains    1998    310,644      100% Waldbaum's      Kmart 2012/2037      $5,888,177   $19.00
(49% JV interest)                                                     (A&P) 2007/2032 B. Dalton 2012/2022
                                                                                      Modell's 2009/2019


MID-ATLANTIC REGION
----------------------------

          Delaware

Brandywine Town Center (1)  Wilmington   2003 (A)   619,028      100%                                      8,907,742    14.39
(Fund I)

Market Square Shopping      Wilmington                                Trader Joe's   TJ Maxx 2006/2016
 Center                                  2003 (A)   102,762      100% (specialty                           2,080,578    20.25
(Fund I)                                                              grocery)
                                                                      2013/2028



MIDWEST REGION
----------------------------

            Ohio

Amherst Marketplace         Cleveland    2002 (A)    79,937      100%              Giant Eagle 2021/2041     830,115     10.38
(Fund I)

Granville Centre            Columbus     2002 (A)   131,543       45%              California Fitness
                                                                                   2017/2027                  669,710    11.28
(Fund I)

Sheffield Crossing          Cleveland    2002 (A)   112,534       96%              Giant Eagle 2022/2042    1,145,929    10.56
(Fund I)

VARIOUS REGIONS
----------------------------

Kroger/Safeway Portfolio    various                                   25 Kroger and Safeway
                                         2003 (A) 1,018,100      100% supermarkets                          9,315,123     9.15
(Fund I)                                                               2009/2049

JV REDEVELOPMENTS
----------------------------

          Michigan

Sterling Heights Shopping   Detroit                                              Burlington Coat Factory
                                                                                 2024/--
 Center                                  2004 (A)   154,597       65%                                        518,404     5.15
(Fund I)
          New York

Tarrytown Shopping Center   Westchester                                           Walgreen's Drug (Under
                                         2004 (A)    35,877       25%             construction)              236,879    26.10
(Fund I)
400 East Fordham Road       Bronx        2004 (A)   117,355      100%             Sears 2007/--              639,094     5.45
(Fund II)
Pelham Manor Shopping Plaza Westchester  2004 (A)   412,275       89%
                             /Bronx                                                                        2,303,205     6.28
(Fund II)

       South Carolina

Hitchcock Plaza             Aiken        2004 (A)   233,563       56% Kroger                                867,397     6.69
(Fund I)                                                              Supermarket
                                                                      2007/2032
Pine Log Plaza              Aiken        2004 (A)    35,064       97%                                        149,250     4.37
(Fund I)
          Virginia

Haygood Shopping Center     Virginia     2004 (A)   161,604       69%
                            Beach               -----------                       Rose's Department Store   906,420     8.08
                                                                                 2009/--               ---------------------
(Fund I)

                                                  3,524,883                                             $34,458,023   $10.88
                                                ===========                                            =====================

(1) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.


                              ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2004


                              Retail Properties by
                                     Region
                           -------------------------



                         -----------------------------------------------------------------------------------------------------------
                                                                                                             Annualized Base Rent
                         Gross Leasable Area           Occupancy                Annualized Base Rent         per Occupied Square
                                                                                                                      Foot
                         -----------------------------------------------------------------------------------------------------------
 Wholly-Owned Properties
-------------------------
                          Anchors    Shops     Total    Anchors  Shops  Total   Anchors      Shops       Total Anchors  Shops Totals
                             (1)
                         -----------------------------------------------------------------------------------------------------------


     New York Region       304,238   355,825   660,063 100.00% 91.82% 95.59% $5,659,523  $7,028,782 $12,688,305 $18.60 $21.51 $20.11
       New England         895,475   301,997 1,197,472 100.00% 96.24% 99.05%  6,698,569   3,014,265   9,712,834   8.39  10.37   8.92
         Midwest           392,214   315,818   708,032  99.62% 87.11% 94.04%  3,225,943   4,479,268   7,705,211   8.26  16.28  11.57
      Mid-Atlantic         741,466   286,302 1,027,768  94.36% 74.25% 88.76%  4,540,687   2,957,934   7,498,621   8.38  13.91   9.94
Northeastern Pennsylvania  968,270   286,821 1,255,091  87.26% 81.56% 85.95%  4,107,887   1,988,168   6,096,055   4.86   8.50   5.65
                         -----------------------------------------------------------------------------------------------------------
   Total Wholly-Owned
        Properties       3,301,663 1,546,763 4,848,426  94.95% 86.57% 92.28%$24,232,609 $19,468,417 $43,701,026  $8.41 $14.54 $10.36
                         -----------------------------------------------------------------------------------------------------------


Joint Venture Properties
-------------------------
        Operating
       Midwest (2)         236,443    87,571   324,014  76.70% 75.91% 76.48% $1,959,074    $686,680  $2,645,754 $10.80 $10.33 $10.68
   Mid-Atlantic( 2,3)      658,078    63,712   721,790 100.00%100.00%100.00%  9,423,117   1,565,203  10,988,320  14.32  24.57  15.22
   New York Region (4)     200,181   110,463   310,644 100.00% 99.32% 99.76%  2,233,752   3,654,425   5,888,177  11.16  33.31  19.00
Various (Kroger/Safeway
      Portfolio) (5)     1,018,100         - 1,018,100 100.00%  0.00%100.00%  9,315,123           -   9,315,123   9.15      -   9.15
                         -----------------------------------------------------------------------------------------------------------
   Total - Operating
        Properties       2,112,802   261,746 2,374,548  97.39% 91.65% 96.76% 22,931,066   5,906,308  28,837,374  11.14  24.62  12.55
                         -----------------------------------------------------------------------------------------------------------

    JV Redevelopment
        Properties
      Mid West (6)          98,400    56,197   154,597 71.54% 53.90% 65.13%    281,600     236,804     518,404    4.00   7.82   5.15
    Mid-Atlantic (6)       237,839   192,392   430,231 52.25% 78.90% 64.17%    497,359   1,425,708   1,923,067    4.00   9.39   6.97
   New York Region (7)     116,165   449,342   565,507 86.69% 87.30% 87.18%    275,000   2,904,178   3,179,178    2.73   7.40   6.45
                         -----------------------------------------------------------------------------------------------------------
 Total - Redevelopment
        Properties         452,404   697,931 1,150,335 65.29% 82.30% 75.61%  1,053,959   4,566,690   5,620,649    3.57   7.95   6.46
                         -----------------------------------------------------------------------------------------------------------
  Total Joint Venture
        Properties       2,565,206   959,677 3,524,883 91.73% 84.85% 89.86%$23,985,025 $10,472,998 $34,458,023  $10.19 $12.86 $10.88
                         ===========================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  The Company has a 22% interest in Fund I which owns these properties.

(3) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(6) The Company has a 22% interest in Fund I which owns 50% of these properties.

(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 90% of 400 East Fordham Road and Pelham Manor Shopping Plaza.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                      Retail Properties by State - Summary
                      ------------------------------------



                ---------------------------------------------------------------------------------------------------------------

                                               Gross Leasable Area            Occupancy                 Annualized Base Rent
                                              ---------------------------------------------------------------------------------
 Wholly-Owned   Ownership Percent of Number of
   Properties             base rent  properties
                                                Anchors (2)   Shops     Total    Anchors  Shops  Total   Anchors       Shops
                        %    (1)
                ---------------------------------------------------------------------------------------------------------------



Connecticut        100.0%       5.4%        2     178,799    44,213   223,012   100.00%100.00%100.00% $2,191,282      $624,226
Illinois           100.0%       2.4%        1      51,692    47,352    99,044   100.00% 99.67% 99.84%    225,436     1,008,582
Indiana            100.0%       4.9%        1     145,266    90,339   235,605   100.00% 93.85% 97.64%  1,293,962     1,258,281
Massachusetts      100.0%       4.8%        2     287,223    61,292   348,515   100.00%100.00%100.00%  1,947,858       575,289
Michigan           100.0%       4.7%        1     126,960    95,360   222,320    98.83% 92.51% 96.12%    977,599     1,465,076
New Jersey         100.0%      19.0%        4     619,460   341,038   960,498    93.25% 78.87% 88.15%  5,674,647     4,224,213
New York           100.0%      18.8%        5     476,005   273,228   749,233   100.00% 89.35% 96.11%  4,575,260     5,200,518
Ohio               100.0%       2.8%        1      68,296    82,767   151,063   100.00% 66.34% 81.56%    728,946       747,329
Pennsylvania       100.0%      13.5%        9   1,152,886   318,560 1,471,446    89.30% 82.87% 87.91%  4,364,387     2,652,008
Rhode Island       100.0%       4.4%        1     121,892   163,937   285,829   100.00% 98.35% 99.05%    935,920     1,330,790
Vermont            100.0%       3.3%        1      73,184    28,677   101,861   100.00% 69.79% 91.49%  1,317,312       382,105
                                              ---------------------------------------------------------------------------------

                                              ---------------------------------------------------------------------------------
Total - Wholly-
     Owned
   Properties                  83.9%       28   3,301,663 1,546,763 4,848,426    94.95% 86.57% 92.28%$24,232,609   $19,468,417
                         ------------------------------------------------------------------------------------------------------




 Joint Venture
   Properties
----------------
Operating
 Properties
Ohio (4)            22.2%       1.1%        3     236,443    87,571   324,014    76.70% 75.91% 76.48% $1,959,074      $686,680
Delaware (4,5)      22.2%       4.7%        2     658,078    63,712   721,790   100.00%100.00%100.00%  9,423,117     1,565,203
New York (6)        49.0%       5.5%        1     200,181   110,463   310,644   100.00% 99.32% 99.76%  2,233,752     3,654,425
Various
 (Kroger/Safeway
 Portfolio) (3)     16.5%       3.0%       25   1,018,100         - 1,018,100   100.00%  0.00%100.00%  9,315,123             -
                         -----------          ---------------------------------------------------------------------------------
    Total -
   Operating
   Properties                  14.3%            2,112,802   261,746 2,374,548    97.39% 91.65% 96.76% 22,931,066     5,906,308
                         -----------          ---------------------------------------------------------------------------------


JV Redevelopment
 Properties
Michigan (7)        11.1%       0.1%        1      98,400    56,197   154,597    71.54% 53.90% 65.13%    281,600       236,804
New York( 7)     Various        1.1%        3     116,165   449,342   565,507    86.69% 87.30% 87.18%    275,000     2,904,178
South Carolina
 (7)                11.1%       0.4%        2     158,959   109,668   268,627    45.60% 83.35% 61.01%    412,159       604,488
Virginia (7)        11.1%       0.2%        1      78,880    82,724   161,604    65.64% 73.00% 69.41%     85,200       821,220
                         ------------------------------------------------------------------------------------------------------
     Total-
 Redevelopment
   Properties                   1.8%              452,404   697,931 1,150,335    65.29% 82.30% 75.61%  1,053,959     4,566,690
                         -----------          ---------------------------------------------------------------------------------

                                              ---------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties                  16.1%       38   2,565,206   959,677 3,524,883    91.73% 84.85% 89.86%$23,985,025   $10,472,998
                         ---------------------=================================================================================

                              100.0%       66
                         =====================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7)  The Company has a 22% interest in Fund I which owns 50% of the Tarrytown
     Shopping Center and a 20% interest in Fund II which owns 90% of 400 East
     Fordham Road and Pelham Manor Shopping Plaza.



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004


                      Retail Properties by State - Summary
                     -------------------------------------



                                                                                       ---------------------------------
                                                                                                   Annualized Base Rent
                                                                                                   per Occupied Square
                                                                                                            Foot
                                                                                       ---------------------------------
                                Wholly-Owned Properties
                                -----------------------
                                                                                          Total    Anchors Shops Totals
                                                                                       ---------------------------------



Connecticut                                                                             $2,815,508 $26.89 $14.12 $22.40
Illinois                                                                                 1,234,018   4.36  21.37  12.48
Indiana                                                                                  2,552,243   8.91  14.84  11.09
Massachusetts                                                                            2,523,147   6.78   9.39   7.24
Michigan                                                                                 2,442,675   7.79  16.61  11.43
New Jersey                                                                               9,898,860   9.82  15.70  11.69
New York                                                                                 9,775,778   9.61  21.30  13.58
Ohio                                                                                     1,476,275  10.67  13.61  11.98
Pennsylvania                                                                             7,016,395   5.01  10.05   6.18
Rhode Island                                                                             2,266,710   7.68   8.25   8.01
Vermont                                                                                  1,699,417  18.00  19.09  18.23
                                                                                       ---------------------------------

                                                                                       ---------------------------------
                            Total - Wholly-Owned Properties                            $43,701,026  $8.41 $14.54 $10.36
                                                                                       ---------------------------------



                                                                                       ---------------------------------

                               Joint Venture Properties
                               ------------------------
Operating Properties
Ohio (4)                                                                                $2,645,754 $10.80 $10.33 $10.68
Delaware (4,5)                                                                          10,988,320  14.32  24.57  15.22
New York (6)                                                                             5,888,177  11.16  33.31  19.00
Various (Kroger/Safeway Portfolio) (3)                                                   9,315,123   9.15      -   9.15
                                                                                       ---------------------------------
                             Total - Operating Properties                               28,837,374  11.14  24.62  12.55
                                                                                       ---------------------------------


JV Redevelopment Properties
Michigan (7)                                                                               518,404   4.00   7.82   5.15
New York( 7)                                                                             3,179,178   2.73   7.40   6.45
South Carolina (7)                                                                       1,016,647   5.69   6.61   6.20
Virginia (7)                                                                               906,420   1.65  13.60   8.08
                                                                                       ---------------------------------
                            Total-Redevelopment Properties                               5,620,649   3.57   7.95   6.46
                                                                                       ---------------------------------

                                                                                       ---------------------------------
                            Total Joint Venture Properties                             $34,458,023 $10.19 $12.86 $10.88
                                                                                       =================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 90% of 400 East Fordham Road and Pelham Manor Shopping Plaza.

                              ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2004

                              Retail Properties -
                                     Detail
                             ---------------------


                     ---------------------------------------------------------------------------------------------------------------
                                                                                                             Annualized Base
                                                                                                                   Rent
                      Gross Leasable Area            Occupancy               Annualized Base Rent             per Occupied Square
                                                                                                                       Foot
                     ---------------------------------------------------------------------------------------------------------------
                        Anchors     Shops    Total    Anchors   Shops  Total   Anchors    Shops      Total    Anchors  Shops  Total
                     ---------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

   New York Region
---------------------

Connecticut
---------------------
239 Greenwich Avenue(1)     16,834       -    16,834    100.00%     - 100.00%$1,254,282        $- $1,254,282    $74.51    $- $74.51
                     ---------------------------------------------------------------------------------------------------------------

New Jersey
---------------------
Elmwood Park Shopping
 Center                     62,610  86,475   149,085    100.00%100.00%100.00% 1,390,460 1,930,119  3,320,579     22.21 22.32  22.27
                     ---------------------------------------------------------------------------------------------------------------

New York (2)
---------------------
Soundview Marketplace       73,500 111,016   184,516    100.00% 83.63% 90.15% 1,158,850 1,501,537  2,660,387     15.77 16.17  15.99
Village Commons
 Shopping Center            25,192  62,114    87,306    100.00%100.00%100.00%   428,213 1,671,767  2,099,980     17.00 26.91  24.05
Branch Plaza                74,050  51,626   125,676    100.00%100.00%100.00% 1,085,159 1,288,625  2,373,784     14.65 24.96  18.89
Pacesetter Park
 Shopping Center            52,052  44,594    96,646    100.00% 75.48% 88.69%   342,559   636,734    979,293      6.58 18.92  11.43
                     ---------------------------------------------------------------------------------------------------------------
  Total - New York         224,794 269,350   494,144    100.00% 89.19% 94.11% 3,014,781 5,098,663  8,113,444     13.41 21.22  17.45
                     ---------------------------------------------------------------------------------------------------------------

  Total - New York
        Region             304,238 355,825   660,063    100.00% 91.82% 95.59% 5,659,523 7,028,782 12,688,305     18.60 21.51  20.11
                     ---------------------------------------------------------------------------------------------------------------


     New England
---------------------

Connecticut
---------------------
Town Line Plaza( 3)        161,965  44,213   206,178    100.00%100.00%100.00%   937,000   624,226  1,561,226     14.49 14.12  14.34
                     ---------------------------------------------------------------------------------------------------------------

Massachusetts
---------------------
Methuen Shopping
 Center                    130,238       -   130,238    100.00%     - 100.00%   828,772         -    828,772      6.36     -   6.36
Crescent Plaza             156,985  61,292   218,277    100.00%100.00%100.00% 1,119,086   575,289  1,694,375      7.13  9.39   7.76
                     ---------------------------------------------------------------------------------------------------------------
Total - Massachusetts      287,223  61,292   348,515    100.00%100.00%100.00% 1,947,858   575,289  2,523,147      6.78  9.39   7.24
                     ---------------------------------------------------------------------------------------------------------------

New York
---------------------
New Loudon Center          251,211   3,878   255,089    100.00%100.00%100.00% 1,560,479   101,855  1,662,334      6.21 26.26   6.52
                     ---------------------------------------------------------------------------------------------------------------

Rhode Island
---------------------
Walnut Hill Plaza          121,892 163,937   285,829    100.00% 98.35% 99.05%   935,920 1,330,790  2,266,710      7.68  8.25   8.01
                     ---------------------------------------------------------------------------------------------------------------

Vermont
---------------------
The Gateway Shopping
 Center                     73,184  28,677   101,861    100.00% 69.79% 91.49% 1,317,312   382,105  1,699,417     18.00 19.09  18.23
                     ---------------------------------------------------------------------------------------------------------------

Total - New England
        Region             895,475 301,997 1,197,472    100.00% 96.24% 99.05% 6,698,569 3,014,265  9,712,834      8.39 10.37   8.92
                     ---------------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above. Chico's, which occupies 4,541 square feet and pays annual rent of $324,682, excercised its right to terminate its lease in February of 2005.

(2) The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.

(3) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                              ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2004

                              Retail Properties -
                                     Detail
                             ---------------------


                     ---------------------------------------------------------------------------------------------------------------
                                                                                                             Annualized Base
                                                                                                                   Rent
                      Gross Leasable Area            Occupancy               Annualized Base Rent             per Occupied Square
                                                                                                                       Foot
                     ---------------------------------------------------------------------------------------------------------------
                        Anchors     Shops    Total    Anchors   Shops  Total   Anchors    Shops      Total    Anchors  Shops  Total
                     ---------------------------------------------------------------------------------------------------------------


WHOLLY-OWNED PROPERTIES
 (continued):

         Midwest
-------------------------

Illinois
-------------------------
Hobson West Plaza           51,692    47,352   99,044   100.00% 99.67% 99.84%   $225,436  $1,008,582  $1,234,018 $4.36 $21.37 $12.48

Indiana
-------------------------
Merrillville Plaza         145,266    90,339  235,605   100.00% 93.85% 97.64%  1,293,962   1,258,281   2,552,243  8.91  14.84  11.09

Michigan
-------------------------
Bloomfield Towne Square    126,960    95,360  222,320    98.83% 92.51% 96.12%    977,599   1,465,076   2,442,675  7.79  16.61  11.43

Ohio
-------------------------
Mad River Station (1)       68,296    82,767  151,063   100.00% 66.34% 81.56%    728,946     747,329   1,476,275 10.67  13.61  11.98
                         -----------------------------------------------------------------------------------------------------------

 Total - Midwest Region    392,214   315,818  708,032    99.62% 87.11% 94.04%  3,225,943   4,479,268   7,705,211  8.26  16.28  11.57
                         -----------------------------------------------------------------------------------------------------------

      Mid-Atlantic
-------------------------

New Jersey
-------------------------
Marketplace of Absecon      58,031    47,062  105,093   100.00% 86.14% 93.79%    927,574     605,489   1,533,063 15.98  14.94  15.55
Berlin Shopping Center     127,850    60,838  188,688   100.00% 34.04% 78.73%    619,400     185,991     805,391  4.84   8.98   5.42
Ledgewood Mall             370,969   146,663  517,632    88.73% 82.68% 87.02%  2,737,213   1,502,614   4,239,827  8.32  12.39   9.41
                         -----------------------------------------------------------------------------------------------------------
   Total - New Jersey      556,850   254,563  811,413    92.49% 71.70% 85.97%  4,284,187   2,294,094   6,578,281  8.32  12.57   9.43
                         -----------------------------------------------------------------------------------------------------------

Pennsylvania
-------------------------

Abington Towne Center (2)  184,616    31,739  216,355   100.00% 94.75% 99.23%    256,500     663,840     920,340  9.50  22.07  16.13
                         -----------------------------------------------------------------------------------------------------------

  Total - Mid-Atlantic
          Region           741,466   286,302 1,027,768    94.36% 74.25% 88.76%  4,540,687   2,957,934   7,498,621  8.38  13.91  9.94
                         -----------------------------------------------------------------------------------------------------------

Northeastern Pennsylvania
-------------------------

Pennsylvania
-------------------------
Blackman Plaza             111,956     9,385   121,341   100.00%     -  92.27%    264,374      18,000     282,374  2.36      -  2.52
Bradford Towne Centre      180,919    76,020   256,939   100.00% 63.54% 89.21%  1,102,616     454,919   1,557,535  6.09   9.42  6.79
Greenridge Plaza           104,090    90,670   194,760    59.65% 98.31% 77.65%    279,405     690,122     969,527  4.50   7.74  6.41
Luzerne Street Shopping
 Center                     54,618     3,370    57,988    25.63% 51.51% 27.13%    105,000      15,624     120,624  7.50   9.00  7.67
Mark Plaza                 157,595    56,441   214,036   100.00% 92.74% 98.09%    652,095     383,877   1,035,972  4.14   7.33  4.93
Pittston Plaza              67,568    11,926    79,494   100.00%100.00%100.00%    496,446     117,274     613,720  7.35   9.83  7.72
Plaza 422                  145,026    10,000   155,026    71.88% 30.00% 69.18%    407,520      36,500     444,020  3.91  12.17  4.14
Route 6 Plaza              146,498    29,009   175,507   100.00% 94.74% 99.13%    800,431     271,852   1,072,283  5.46   9.89  6.16
                         -----------------------------------------------------------------------------------------------------------
  Total - Pennsylvania     968,270   286,821 1,255,091    87.26% 81.56% 85.95%  4,107,887   1,988,168   6,096,055  4.86   8.50  5.65
                         -----------------------------------------------------------------------------------------------------------

  Total - Northeastern
   Pennsylvania Region     968,270   286,821 1,255,091    87.26% 81.56% 85.95%  4,107,887   1,988,168   6,096,055  4.86   8.50  5.65
                         -----------------------------------------------------------------------------------------------------------

   TOTAL WHOLLY-OWNED
        PROPERTIES       3,301,663 1,546,763 4,848,426    94.95% 86.57% 92.28%$24,232,609 $19,468,417 $43,701,026 $8.41 $14.54$10.36

                         -----------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                              ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2004

                              Retail Properties -
                                     Detail
                             ---------------------

                     ---------------------------------------------------------------------------------------------------------------
                                                                                                             Annualized Base
                                                                                                                   Rent
                      Gross Leasable Area            Occupancy               Annualized Base Rent             per Occupied Square
                                                                                                                       Foot
                     ---------------------------------------------------------------------------------------------------------------
                  Anchors     Shops    Total    Anchors   Shops  Total   Anchors    Shops      Total    Anchors  Shops  Total
                     ---------------------------------------------------------------------------------------------------------------


JOINT VENTURE
 PROPERTIES:

      Midwest
-------------------

Ohio
-------------------
Amherst Marketplace
  (1)                 76,737   3,200    79,937 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.75 $10.38
Granville Centre
 (1)                  90,047  41,496   131,543  38.81% 58.80% 45.12%    402,085     267,625     669,710  11.51  10.97  11.28
Sheffield Crossing
 (1)                  69,659  42,875   112,534 100.00% 90.67% 96.45%    761,278     384,651   1,145,929  10.93   9.89  10.56
                   ----------------------------------------------------------------------------------------------------------
   Total - Ohio      236,443  87,571   324,014  76.70% 75.91% 76.48%  1,959,074     686,680   2,645,754  10.80  10.33  10.68
                   ----------------------------------------------------------------------------------------------------------


   Mid-Atlantic
-------------------

Delaware
-------------------
Brandywine Town
 Center  (1, 2)      619,028       -   619,028 100.00%     - 100.00%  8,907,742           -   8,907,742  14.39      -  14.39
Market Square
 Shopping Center
 (1)                  39,050  63,712   102,762 100.00%100.00%100.00%    515,375   1,565,203   2,080,578  13.20  24.57  20.25
                   ----------------------------------------------------------------------------------------------------------
 Total - Delaware    658,078  63,712   721,790 100.00%100.00%100.00%  9,423,117   1,565,203  10,988,320  14.32  24.57  15.22
                   ----------------------------------------------------------------------------------------------------------


  New York Region
-------------------

New York
-------------------

Crossroads Shopping
 Center (3)          200,181 110,463   310,644 100.00% 99.32% 99.76%  2,233,752   3,654,425   5,888,177  11.16  33.31  19.00
                   ----------------------------------------------------------------------------------------------------------

  Various Regions
-------------------
Kroger/Safeway
 Portfolio (25
 Properties)(4)    1,018,100       - 1,018,100 100.00%     - 100.00%  9,315,123           -   9,315,123   9.15      -   9.15
                   ----------------------------------------------------------------------------------------------------------

                   ----------------------------------------------------------------------------------------------------------

Total - Operating
     Properties    2,112,802 261,746 2,374,548  97.39% 91.65% 96.76% 22,931,066   5,906,308  28,837,374  11.14  24.62  12.55

                   ----------------------------------------------------------------------------------------------------------

  Redevelopment
     properties
                   ----------------------------------------------------------------------------------------------------------
Sterling Heights
 Shopping Center
 (Michigan)  (5)      98,400  56,197   154,597  71.54% 53.90% 65.13%    281,600     236,804     518,404   4.00   7.82   5.15
400 East Fordham
 Road (New York)
 (6)                 100,703  16,652   117,355 100.00%100.00%100.00%    275,000     364,094     639,094   2.73  21.86   5.45
Pelham Manor
 Shopping Plaza
 (New York)  (7)           - 412,275   412,275      -  88.91% 88.91%          -   2,303,205   2,303,205      -   6.28   6.28
Tarrytown Shopping
 Center (New York)
 (5)                  15,462  20,415    35,877      -  44.46% 25.30%          -     236,879     236,879      -  26.10  26.10
Hitchcock Plaza
 (South Carolina)
 (5)                 135,775  97,788   233,563  36.31% 82.25% 55.54%    342,607     524,790     867,397   6.95   6.52   6.69
Pine Log Plaza
 (South Carolina)
 (5)                  23,184  11,880    35,064 100.00% 92.42% 97.43%     69,552      79,698     149,250   3.00   7.26   4.37
Haygood Shopping
 Center (Virginia)
 (5)                  78,880  82,724   161,604  65.64% 73.00% 69.41%     85,200     821,220     906,420   1.65  13.60   8.08
                   ----------------------------------------------------------------------------------------------------------

     Total -
   Redevelopment
     Properties      452,404 697,931 1,150,335  65.29% 82.30% 75.61%  1,053,959   4,566,690   5,620,649   3.57   7.95   6.46
                   ----------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties         2,565,206 959,677 3,524,883  91.73% 84.85% 89.86%$23,985,025 $10,472,998 $34,458,023 $10.19 $12.86 $10.88
                   ==========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The Company has a 22% interest in Fund I which owns the property.

(2) Does not include approximately 230,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(4) This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(5)  The Company has a 22% interest in Fund I which owns 50% the property.

(6)  The Company has a 20% interest in Fund II which owns 90% the property.

(7) The Company has a 20% interest in Fund II which owns 90% the property. The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2004

                           ---------------------------

                                                   Year ended 3 months ended  3 months ended  3 months 3 months Year ended
                                                                                                ended   ended
               Leasing Production         Notes:  December 31, December 31,   September 30,   June 30,  March  December
                                                      2004          2004            2004        2004     31,    31, 2003
                                                                                                        2004
        ---------------------------------         ----------------------------------------------------------------------


        New leases                             (1)
        Number of new leases commencing                    34              9               11       7       7        32
        GLA                                           191,419         47,663           33,749  91,025  18,982   174,798
        New base rent                                  $12.81         $19.56           $18.17   $6.86  $14.85    $10.38
        Previous base rent (and
         percentage rent)                              $11.43         $17.94           $12.71   $6.74  $15.34     $8.38
        Percentage growth in base rent                   12.0%           9.0%            43.0%    1.8%   -3.2%     23.9%
        Average cost per square foot                   $20.67          $5.81           $21.48  $31.41   $5.04     $5.92

        Renewal leases
        Number of renewal leases
         commencing                                        59             14               22      10      13        53
        GLA                                           483,308         49,134          199,499 152,273  82,402   410,193
        Renewal percentage                                 81%            70%              98%     71%     76%       81%
        New base rent                                  $11.72         $23.36           $13.45   $6.28  $10.66     $9.20
        Expiring base rent (and
         percentage rent)                              $10.94         $22.72           $12.24   $5.76  $10.32     $8.80
        Percentage growth in base rent                    7.2%           2.8%             9.9%    9.0%    3.3%      4.5%
        Average cost per square foot                    $0.00          $0.00            $0.00   $0.00   $0.00     $0.00

        Total new and renewal Leases
        Number of new and renewal leases
         commencing                                        93             23               33      17      20        85
        GLA                                           674,727         96,797          233,248 243,298 101,384   584,991
        New base rent                                  $12.03         $21.49           $14.13   $6.50  $11.44     $9.55
        Expiring base rent (and
         percentage rent)                              $11.08         $20.37           $12.31   $6.13  $11.26     $8.67
        Percentage growth in base rent         (2)        8.6%           5.5%            14.8%    6.0%    1.6%     10.1%
        Average cost per square foot                    $5.86          $2.86            $3.11  $11.75   $0.94     $1.77
                                                  ---------------------------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

                               ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                December 31, 2004


                              Top Tenants - Ranked
                                  by Annualized
                                    Base Rent
                                   -----------
                    (Combined basis - Includes pro-rata share
                       of GLA and rent for JV properties)

                                                                                                 Percentage of Total
                                   Wholly-              Joint Ventures (2)        Combined         Represented by
                                     Owned                                                          Retail Tenant
                                  ----------            ------------------------------------------------------------
                                                                                                                            Average
                        Number of                                                                                            Gross
            Retail      stores in   Total   Annualized   Total  Annualized   Total   Annualized   Total Annualized Average Occupancy
                                                Base                Base                 Base                Base
Ranking     Tenant      combined     GLA      Rent (1)    GLA    Rent (1)     GLA      Rent (1)  Portfolio Rent (3) Sales  Cost (4)
                        portfolio                                                                 GLA( 3)            (per
                                                                                                                      sq.
                                                                                                                      ft.)
------------------------------------------------------------------------------------------------------------------------------------

     1 Albertson's              5   252,665  $3,276,856       -         $-   252,665  $3,276,856      4.5%      6.3%
         -- Shaw's              3   175,801   2,358,192       -          -   175,801   2,358,192      3.1%      4.5%   475      2.8%
         -- Acme                2    76,864     918,664       -          -    76,864     918,664      1.4%      1.8%   294      5.5%

     2 Sears                    7   580,921   2,128,484  67,482    326,963   648,403   2,455,447     11.6%      4.7%
         -- Kmart               5   520,221   1,870,484  49,355    277,463   569,576   2,147,947     10.2%      4.1%   166      3.7%
         -- Sears               2    60,700     258,000  18,127     49,500    78,827     307,500      1.4%      0.6%   231      1.8%

     3 T.J. Maxx               10   289,427   2,037,682   6,972     81,261   296,399   2,118,943      5.3%      4.1%
         -- T.J. Maxx           4    88,200     712,800   6,972     81,261    95,172     794,061      1.7%      1.5%   281      4.3%
         -- Marshalls           3   102,781     731,494       -          -   102,781     731,494      1.8%      1.4%   178      5.7%
         -- A.J.
          Wright's              2    58,800     286,131       -          -    58,800     286,131      1.1%      0.5%   144      5.8%
         -- Homegoods           1    39,646     307,257       -          -    39,646     307,257      0.7%      0.6%   146      6.8%

     4 Ahold                    3   178,807   1,558,964       -          -   178,807   1,558,964      3.2%      3.0%
         -- Stop and
          Shop                  2   116,717   1,279,559       -          -   116,717   1,279,559      2.1%      2.5%   346      3.6%
         -- Giant               1    62,090     279,405       -          -    62,090     279,405      1.1%      0.5%     -        -

     5 Wal-Mart                 2   210,114   1,515,409       -          -   210,114   1,515,409      3.8%      2.9%   336      3.2%

     6 A&P (Waldbaum's)         2    63,000     920,964  18,722    246,960    81,722   1,167,924      1.5%      2.2%
         -- Waldbaum's          2    63,000     920,964  18,722    246,960    81,722   1,167,924      1.5%      2.2%   348      5.8%

     7 Brook's Drug             9    91,534   1,136,774   1,253      3,166    92,787   1,139,940      1.7%      2.2%
         -- Eckerd's            9    91,534   1,136,774   1,253      3,166    92,787   1,139,940      1.7%      2.2%   442      4.6%

     8 Home Depot               2   211,003   1,009,646       -          -   211,003   1,009,646      3.8%      1.9%     -        -

     9 Pathmark                 1    47,773     955,460       -          -    47,773     955,460      0.9%      1.8%     -        -

       Restoration
    10  Hardware                1    12,293     929,600       -          -    12,293     929,600      0.2%      1.8%   249     32.6%

       Redner's
    11  Supermarket             2   111,739     863,432       -          -   111,739     863,432      2.0%      1.7%   250      4.0%
    12 Kroger( 5)              13         -           - 132,259    844,168   132,259     844,168      2.4%      1.6%     -        -
    13 Safeway (6)             13         -           - 103,844    776,874   103,844     776,874      1.9%      1.5%     -        -
    14 Price Chopper            2    77,450     764,052       -          -    77,450     764,052      1.4%      1.5%   672      1.9%
       Federated
        Department
    15  Stores (Macy's)         1    73,349     610,745       -          -    73,349     610,745      1.3%      1.2%   205      6.2%
    16 Clearview Cinema         1    25,400     596,250       -          -    25,400     596,250      0.5%      1.1%     -        -
    17 JC Penney                2    72,580     591,747       -          -    72,580     591,747      1.3%      1.1%   182      5.9%
    18 Walgreen's               2    23,904     589,088       -          -    23,904     589,088      0.4%      1.1%   342      8.8%
       King Kullen
    19  Grocery                 1    48,100     562,600       -          -    48,100     562,600      0.9%      1.1%   548      2.7%
    20 Blockbuster              5    21,930     501,197     714     10,817    22,644     512,014      0.4%      1.0%     -        -
                       ---------------------------------------------------------------------------------------------

            Total              84 2,391,989 $20,548,950 331,246 $2,290,209 2,723,235 $22,839,159     48.7%     43.8%
                       =============================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I, II and the Crossroads Shopping Center joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                  Anchor Detail

                ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                   Annual      Annual
                     Property/Tenant Name                 Square       Lease        Base        Base
                       (Type of Center)                   Footage   Expiration      Rent      Rent PSF      Options
------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)





Connecticut
-------------------------------------------------------
239 Greenwich Ave., Greenwich
       Chico's Fashion (1)                                    4,541  1/31/2010       324,682      71.50 (2) 5 Years
       Restoration Hardware                                  12,293  4/30/2015       929,600      75.62 (2) 5 Years
                                                       -------------           -------------------------
                        Property total                       16,834                1,254,282      74.51
                                                       -------------           -------------------------

New
 Jersey
-------
Elmwood Park Shopping Center, Elmwood Park
       Walgreens                                             14,837  5/31/2022       435,000      29.32 (8) 5 Year
       Pathmark                                              47,773 11/30/2017       955,460      20.00 (7) 5 Year
                                                       -------------           -------------------------
                        Property total                       62,610                1,390,460      22.21
                                                       -------------           -------------------------

New
 York
-------
Soundview Marketplace, Port Washington
       King Kullen                                           48,100  9/26/2007      $562,600     $11.70 (7) 5 Year
       Clearview Cinema                                      25,400  5/31/2010       596,250      23.47 (4) 5 Year
                                                       -------------           -------------------------
                        Property total                       73,500                1,158,850      15.77
                                                       -------------           -------------------------

Smithtown Shopping Center, Smithtown
       Daffy's                                               16,125   1/7/2008       274,125      17.00 (4) 5 Year
       Walgreens                                              9,067 12/31/2021       154,088      16.99               -
                                                       -------------           -------------------------
                        Property total                       25,192                  428,213      17.00
                                                       -------------           -------------------------

The Branch Shopping Center, Smithtown
       CVS                                                   11,050  5/31/2005       164,195      14.86 (1) 5 Year
       A&P                                                                                              (1) 10 Year &
                                                             63,000 11/30/2013       920,964      14.62  (1) 5 Year
                                                       -------------           -------------------------
       Property Total:                                       74,050                1,085,159      14.65
                                                       -------------           -------------------------

Pacesetter Park Shopping Center, Pomona
       Stop & Shop (Ahold)                                   52,052  8/31/2020       342,559       6.58 (2) 10 Year
                                                       -------------           -------------------------
                        Property total                       52,052                  342,559       6.58
                                                       -------------           -------------------------


                    Total: New York Region                  304,238                5,659,523      18.60
                                                       -------------           -------------------------

(1)  Chico's excercised its right to terminate its lease in February of 2005.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                  Anchor Detail

                ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                     Annual       Annual
                     Property/Tenant Name       Square       Lease        Base        Base
                       (Type of Center)         Footage   Expiration      Rent      Rent PSF      Options
--------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)
--------------------------------------------------

New
 England
---------

 Connecticut
 -------------------------------------------------
       Town Line Plaza, Rocky Hill
         Wal*Mart(1)                                 97,300            -        $-          $- REA Agreement
         Super Stop & Shop (Ahold)                   64,665   11/30/2023   937,000       14.49 (7) 5 Year
                                                  ----------             ----------------------
                      Property total                161,965                937,000       14.49
                                                  ----------             ----------------------

 Massachusetts
 -------------------------------------------------
       Methuen Shopping Center, Methuen
         Demoulas Super Markets                      30,460    1/31/2005   109,656        3.60 (2) 5 Year
         Osco Drug (Brook's)                         10,234   12/31/2005    92,308        9.02                        -
         Wal*Mart                                    89,544   10/23/2011   626,808        7.00 (8) 5 Year
                                                  ----------             ----------------------
                      Property total                130,238                828,772        6.36
                                                  ----------             ----------------------

       Crescent Plaza, Brockton
         Home Depot                                 106,760   10/31/2021   602,126        5.64 (7) 5 Year
         Shaw's  (Albertsons)                        50,225   12/31/2012   516,960       10.29 (6) 5 Year
                                                  ----------             ----------------------
                      Property total                156,985              1,119,086        7.13
                                                  ----------             ----------------------

 New York
 --------
       New Loudon Center, Latham
         Bon Ton                                     65,365     2/1/2014   261,460        4.00 (4) 5 Year
         Marshalls (TJX)                             37,212    1/31/2014   158,151        4.25 (3) 5 Year
         Price Chopper                               77,450    5/31/2015   764,052        9.87 (4) 5 Year
         A.C. Moore                                  21,520    4/30/2009   221,226       10.28 (1) 5 Year
         Raymours Furniture Co                       49,664    4/30/2019   155,591        3.13 (3) 5 Year
                                                  ----------             ----------------------
                      Property total                251,211              1,560,480        6.21
                                                  ----------             ----------------------

 Rhode Island
 -------------------------------------------------
       Walnut Hill Plaza, Woonsocket
         Sears                                       60,700    8/31/2008   258,000        4.25 (5) 5 Year
         CVS                                          8,800    1/31/2009   154,000       17.50 (1) 5 Year
         Shaw's  (Albertsons)                        52,392   12/31/2013   523,920       10.00 (6) 5 Year
                                                  ----------             ----------------------
                      Property total                121,892                935,920        7.68
                                                  ----------             ----------------------

 Vermont
 --------
       Gateway Shopping Center
         Shaw's (Albertsons)                                                                   (1) 10 Yr., (3) 5 Yr. &
                                                     73,184    3/31/2024 1,317,312       18.00  (1) 4 Yr.
                                                  ----------             ----------------------
                      Property total                 73,184              1,317,312       18.00
                                                  ----------             ----------------------

                    Total : New England             895,475              6,698,570        8.39
                                                  ----------             ----------------------
Midwest
-------

 Illinois
 --------
       Hobson West Plaza, Naperville
         Bobak's Market and Restaurant               51,692   11/30/2007   225,436        4.36 (5) 5 Year
                                                  ----------             ----------------------
                      Property total                 51,692                225,436        4.36
                                                  ----------             ----------------------
 Indiana
 --------
       Merrillville Plaza, Merrillville
         JC Penney                                   50,000    1/31/2008   495,000        9.90 (2) 5 Year
         Officemax                                   26,157    7/31/2008   222,335        8.50 (4) 5 Year
         Pier I                                       9,143    1/31/2009   128,002       14.00          -
         David's Bridal                              13,266   11/19/2010   165,825       12.50 (2) 5 Year
         Toys R Us                                   21,500    1/31/2014    87,500        4.07 (5) 5 Year
         TJ Maxx (TJX)                               25,200    1/31/2009   195,300        7.75 (1) 5 Year
                                                  ----------             ----------------------
                      Property total                145,266              1,293,962        8.91
                                                  ----------             ----------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                  Anchor Detail

                ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                             Annual       Annual
                     Property/Tenant Name    Square       Lease        Base  Base
                       (Type of Center)      Footage   Expiration      Rent  Rent PSF     Options
--------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
 (continued)
-----------------------------------------

 Michigan
 --------
  Bloomfield Town Square, Bloomfield
   Hills
         HomeGoods (TJX)                      39,646  5/31/2010    307,257  7.75 (3) 5 Year
         Officemax                            21,500  6/30/2010    182,750  8.50 (3) 5 Year
         Marshalls (TJX)                      28,324  9/30/2011    226,592  8.00 (3) 5 Year
         TJ Maxx (TJX)                        36,000  1/31/2009    261,000  7.25 (1) 5 Year
                                         ------------           -----------------
                  Property total             125,470               977,599  7.79
                                         ------------           -----------------

 Ohio
 --------
  Mad River Station, Dayton
         Babies 'R' Us                        33,147  2/28/2010    243,630  7.35 (2) 5 Year
         Pier I                               10,111  2/28/2010    197,379 19.52           -
         Office Depot                         25,038  8/31/2005    287,937 11.50 (1) 5 Year
                                         ------------           -----------------
                  Property total              68,296               728,946 10.67
                                         ------------           -----------------

                  Total: Midwest             390,724             3,225,943  8.26
                                         ------------           -----------------

Mid-
 Atlantic
---------

 New
  Jersey
 --------
  Marketplace of Absecon, Absecon
         Eckerd Drug (Brook's)                13,207  8/30/2020    329,310 24.93 (4) 5 Year
         Acme Markets (Albertson)             44,824  4/30/2015    598,264 13.35 (8) 5 Year
                                         ------------           -----------------
                  Property total              58,031               927,574 15.98
                                         ------------           -----------------

  Berlin Shopping Center, Berlin
         Acme Markets (Albertson)             32,040  4/30/2005    320,400 10.00 (2) 5 Year
         Kmart                                95,810 11/30/2009    299,000  3.12 (4) 5 Year
                                         ------------           -----------------
                  Property total             127,850               619,400  4.84
                                         ------------           -----------------

  Ledgewood Mall, Ledgewood
         Circuit City                         33,294  1/31/2020    466,116 14.00 (4) 5 Year
         Barnes & Noble                       12,500  1/31/2010    200,000 16.00 (5) 5 Year
         Marshalls (TJX)                      37,245  1/31/2007    346,751  9.31 (4) 5 Year
         The Sports Authority                 52,205  5/31/2007    225,000  4.31 (6) 5 Year
         Macy's Department Store                                                 (3) 5 Year
          (Federated) (1)                     73,349  1/31/2010    610,745  8.33
         Wal*Mart                            120,570  3/31/2019    888,601  7.37 (6) 5 Year
                                         ------------           -----------------
                  Property total             329,163             2,737,213  8.32
                                         ------------           -----------------

 Pennsylvania
 ----------------------------------------
  Abington Town Center, Abington
         TJ Maxx (TJX)                                                           (2) 5 Year
                                              27,000 11/30/2010   $256,500 $9.50  (6 Months)
         Target(1)                                                               Condominium
                                             157,616          -          -     -  Agreement
                                         ------------           -----------------
                  Property total             184,616               256,500  9.50
                                         ------------           -----------------

               Total : Mid-Atlantic          699,660             4,540,687  8.38
                                         ------------           -----------------

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                  Anchor Detail

                ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                 Annual       Annual
                     Property/Tenant Name        Square       Lease        Base  Base
                       (Type of Center)         Footage   Expiration       Rent  Rent PSF     Options
--------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
 (continued)
----------------------------------------------

Northeast Pennsylvania
----------------------------------------------
Blackman Plaza, Wilkes-Barre
 Eckerd Drug (Brook's)                              7,000  7/31/2006      59,710  8.53         -
 Kmart                                            104,956 10/31/2009     204,664  1.95 (8) 5 Year
                                              ------------           ------------------
                Property total                    111,956                264,374  2.36
                                              ------------           ------------------

Bradford Towne Centre, Towanda
 Kmart                                                                                 (10) 5
                                                   94,841  3/31/2019     474,205  5.00  Year
 Eckerd Drug (Brook's)                             11,840  1/31/2010     118,400 10.00         -
 JC Penney                                         22,580 11/30/2009      96,747  4.28 (7) 5 Year
 P & C Foods (Penn Traffic)                        51,658  9/30/2014     413,264  8.00 (2) 5 Year
                                              ------------           ------------------
                Property total                    180,919              1,102,616  6.09
                                              ------------           ------------------

Greenridge Plaza, Scranton
 Giant Food Stores (Ahold)                         62,090  4/30/2021     279,405  4.50 (6) 5 Year
                                              ------------           ------------------
                Property total                     62,090                279,405  4.50
                                              ------------           ------------------

Luzerne Street Shopping Center, Scranton
 Eckerd Drug (Brook's)                             14,000  4/30/2009     105,000  7.50 (2) 5 Year
                                              ------------           ------------------
                Property total                     14,000                105,000  7.50
                                              ------------           ------------------

Mark Plaza, Edwardsville
 Kmart                                            104,956 10/31/2009     204,664  1.95 (9) 5 Year
 Redner's Market                                   52,639  5/31/2018     447,432  8.50 (2) 5 Year
                                              ------------           ------------------
                Property total                    157,595                652,096  4.14
                                              ------------           ------------------

Pittston Plaza, Pittston
 Eckerd Drugs (Brook's)                             8,468  6/30/2006      80,446  9.50 (2) 5 Year
 Redner's Market                                   59,100 12/31/2018     416,000  7.04 (2) 5 Year
                                              ------------           ------------------
                Property total                     67,568                496,446  7.35
                                              ------------           ------------------

Plaza 422, Lebanon
 Home Depot                                       104,243 12/31/2028     407,520  3.91 (6) 5 Year
                                              ------------           ------------------
                Property total                    104,243                407,520  3.91
                                              ------------           ------------------

Route 6 Mall, Honesdale
 Eckerd Drugs (Brook's)                            11,840  1/31/2011     112,480  9.50 (3) 5 Year
 Fashion Bug                                       15,000  1/31/2006           -     -         -
 Kmart                                                                                 (10) 5
                                                  119,658  4/30/2020     687,950  5.75  Year
                                              ------------           ------------------
                Property total                    146,498                800,430  5.46
                                              ------------           ------------------

       Total : Northeastern Pennsylvania          844,869              4,107,887  4.86
                                              ------------           ------------------




Total: Retail Anchor Properties - Wholly Owned
 Properties                                     3,134,966            $24,232,610 $8.41
                                              ============           ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                  Anchor Detail

                ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                 Annual  Annual
                     Property/Tenant Name                Square       Lease      Base    Base
                       (Type of Center)                    Footage   Expiration  Rent    Rent PSF  Options
--------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Joint Venture Properties
-------------------------------------------------------

New York Region
-------------------------------------------------------

New York
--------
Crossroads Shopping Center, White Plains (49% jv)
        Kmart                                               100,725  1/31/2012  $566,250 $5.62 (5) 5 Year
        Waldbaum's (A&P)                                     38,208 12/31/2007   504,000 13.19 (5) 5 Year
        B. Dalton (Barnes & Noble)                           12,430  5/28/2012   345,927 27.83 (2) 5 Year
        Pier 1                                                8,818  2/28/2007   278,825 31.62 (2) 5 Year
        Pay Half                                             15,000  1/31/2018   345,000 23.00         -
        Modell's                                             25,000  2/28/2009   193,750  7.75 (2) 5 Year
                                                       -------------           ----------------
                        Property total                      200,181            2,233,752 11.16
                                                       -------------           ----------------

400 East Fordham Road (Fund II)
        Sears                                               100,703  7/16/2007   275,000  2.73         -
                                                       -------------           ----------------



                   Total  : New York Region                 300,884            2,508,752  8.34
                                                       -------------           ----------------

Mid-Atlantic Region
-------------------------------------------------------

Delaware
--------
Brandywine Town Center (Fund I)
        Annie Sez (Big M)                                    13,324  1/31/2007   279,825 21.00 (3) 5 Year
        Michaels                                             24,876  2/28/2011   547,272 22.00 (3) 5 Year
        Old Navy (The Gap)                                   24,631  4/30/2011   541,872 22.00 (1) 5 Year
        Petsmart                                             23,963  6/30/2017   455,297 19.00 (2) 5 Year
        Thomasville Furniture                                18,893 11/30/2011   467,413 24.74 (2) 5 Year
        World Market                                         20,044  1/31/2015   400,880 20.00         -
        Bed, Bath & Beyond                                   50,977  1/31/2014   868,426 17.04 (3) 5 Year
        Dick's Sporting Goods                                50,000  5/31/2013   700,000 14.00 (3) 5 Year
        Lowe's Home Centers                                 140,000  8/31/2018 1,925,000 13.75 (6) 5 Year
        The Bombay Company                                    8,965  1/31/2015   215,160 24.00 (2) 5 Year
        Regal Cinemas                                        65,641   6/1/2017   821,825 12.52 (4) 5 Year
        Transunion Settlement                                39,714  3/31/2013   884,771 22.28 (1) 5 Year
        Target                                                                                 (5) 10
                                                            138,000  1/31/2018   800,000  5.80  Year
                                                       -------------           ----------------
                        Property total                      619,028            8,907,741 14.39
                                                       -------------           ----------------

Market Square Shopping Center (Fund I)
        Trader Joe's                                          7,675  1/31/2013   149,662 19.50 (3) 5 Year
        TJ Maxx (TJX)                                        31,375  1/31/2006   365,712 11.66 (2) 5 Year
                                                       -------------           ----------------
                        Property total                       39,050              515,374 13.20
                                                       -------------           ----------------

South Carolina
-------------------------------------------------------
Hitchcock Plaza (Fund I)
        Kroger                                               49,296  2/28/2007   342,607  6.95         -
                                                       -------------           ----------------
                        Property Total                       49,296              342,607  6.95
                                                       -------------           ----------------

Pine Log Plaza (Fund I)
        Farmers Furniture                                    23,184   9/3/2021    69,552  3.00 (1) 5 Year
                                                       -------------           ----------------

Virginia
--------
Haygood Shopping Center (Fund I)
        Eckerd Drugs (Brook's)                               11,280 11/30/2009    28,500  2.53         -
        Rose's                                               40,500   7/1/2009    56,700  1.40         -
                                                       -------------           ----------------
                        Property Total                       51,780               85,200  1.65
                                                       -------------           ----------------

                 Total  : Mid-Atlantic Region               782,338            9,920,474 12.68
                                                       -------------           ----------------

                                    Page 46

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                  Anchor Detail

                ------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Annual  Annual
                     Property/Tenant Name            Square       Lease       Base    Base
                       (Type of Center)               Footage   Expiration    Rent    Rent PSF  Options
--------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Joint Venture Properties (continued)
-----------------------------------------------------

Midwest
 Region
--------

Ohio
--------
Amherst Marketplace (Fund I)
        Giant Eagle                                     76,737  9/3/2021     795,711  10.37 (4) 5 Year
                                                     ----------          -------------------

Granville Centre (Fund I)
        California Fitness                              34,951 1/31/2017     402,085  11.50 (2) 5 Year
                                                     ----------          -------------------

Sheffield Crossing (Fund I)
        Revco Drug                                      10,500 5/31/2012     140,700  13.40 (3) 5 Year
        Giant Eagle                                     59,159 5/31/2022     620,580  10.49 (4) 5 Year
                                                     ----------          -------------------
                       Property total                   69,659               761,280  10.93
                                                     ----------          -------------------

Michigan
--------
Sterling Heights (Fund I)
        Burlington Coat Factory                         70,400 12/1/2004     281,600   4.00          -
                                                     ----------          -------------------


                       Total: Midwest                  251,747             2,240,676   8.90
                                                     ----------          -------------------
Various
--------

        Kroger/Safeway (Fund I)                      1,018,100      2009   9,315,123   9.15
                                                     ----------          -------------------


               Total: Joint Venture Properties       2,353,069           $23,985,025 $10.19
                                                     ==========          ===================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                     Anchor Lease Expirations - Next 3 Years
             ------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------
                                                               Gross Leased Area                   Annualized Base Rent
                                                          ----------------------------           -------------------------
                                                                            Percent                              Percent    Average
                                                               Square          of                                  of         per
                Center                     Anchor             footage     all anchors                Amount    all anchors  Sq. Ft.
    --------------------------------------------------------------------------------------------------------------------------------


             Wholly Owned
    -------------------------------

                              2005
    Methuen Shopping Center        Demoulas Supermarket            30,460        1.06%                 109,656       0.45%      3.60
    Methuen Shopping Center        Osco Drug (Brook's)             10,234        0.36%                  92,308       0.38%      9.02
    Ledgewood Mall                 Barnes & Noble (1)              12,500        0.43%                 200,000       0.83%     16.00
    Ledgewood Mall                 Macy's (Federated)              73,349        2.55%                 610,745       2.52%      8.33
    Branch Plaza                   CVS                             11,050        0.38%                 164,195       0.68%     14.86
    Berlin Shopping Center         Acme Markets                    32,040        1.11%                 320,400       1.32%     10.00
    Mad River Shopping Center      Office Depot                    25,038        0.87%                 287,937       1.19%     11.50
                                                          ----------------------------           ----------------------------------

                                         Total 2005               194,671        6.76%               1,785,241       7.37%      9.17
                                                          ----------------------------           -----------------------------------

                              2006
    Pittston Plaza                 Eckerd Drugs (Brook's)           8,468        0.29%                  80,446       0.33%      9.50
    Route 6 Plaza                  Fashion Bug                     15,000        0.53%                       -       0.00%         -
    Blackman Plaza                 Eckerd Drugs (Brook's)           7,000        0.24%                  59,710       0.25%      8.53
                                                          ----------------------------           ----------------------------------

                                         Total 2006                30,468        1.06%                 140,156       0.58%      4.60
                                                          ----------------------------           -----------------------------------

                              2007
    Ledgewood Mall                 The Sports Authority            52,205        1.82%                 225,000       0.93%      4.31
    Soundview Marketplace          King Kullen                     48,100        1.67%                 562,600       2.32%     11.70
    Hobson West Plaza              Bobak's                         51,692        1.79%                 225,436       0.93%      4.36
                                                          ----------------------------           -----------------------------------

                                         Total 2007               151,997        5.28%               1,013,036       4.18%      6.66
                                                          ----------------------------           ----------------------------------


                                    Total - Next 3 Years         $377,136       13.10%              $2,938,433      12.13%     $7.79
                                                          ============================           ==================================


      Joint Venture - Crossroads
    -------------------------------

                              2005
    Crossroads Shopping Center     Pay-Half                        15,000        7.49%                 345,000      15.44%     23.00

                              2005                                      -                                    -

                              2007
    Crossroads Shopping Center     Pier 1                           8,818        4.41%                 278,825      12.48%     31.62
    Crossroads Shopping Center     Waldbaum's                      38,208       19.08%                 504,000      22.57%     13.19
                                                          ----------------------------           ----------------------------------

                                         Total 2007                47,026       23.49%                 782,825      35.05%     16.65
                                                          ----------------------------           ----------------------------------

                                    Total - Next 3 Years          $62,026       30.98%              $1,127,825      50.49%    $18.18
                                                          ============================           ==================================


                Fund I
    -------------------------------

                              2005                                      -                                    -

                              2006
    Market Square Shopping Center  TJ Maxx                         31,375        1.53%                 365,712       1.70%     11.66

                              2007
    Brandywine Town Center         Annie Sez (Big M)               13,324        0.65%                 279,825       1.30%     21.00
    Hitchcock Plaza                Kroger                          49,296        2.40%                 342,607       1.60%      6.95
                                                          ----------------                       ----------------------------------

                                         Total 2007                62,620        3.05%                 622,432       2.90%      9.94
                                                          ----------------------------           -----------------------------------

                                    Total - Next 3 Years          $93,995        4.58%                $988,144       4.60%    $10.51
                                                          ============================           ==================================


                Fund II
    -------------------------------

                              2005                                      -                                    -

                              2006                                      -                                    -

                              2007
    400 East Fordham Road          Sears                          100,703      100.00%                 275,000     100.00%      2.73
                                                          ----------------------------           ----------------------------------

                                    Total - Next 3 Years         $100,703      100.00%                $275,000     100.00%     $2.73
                                                          ============================           ==================================


(1)  Tenant has excercised its option to renew subsequent to December 31, 2004

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------

Wholly-Owned Propeties
    Anchor Tenant Expirations

              Month to Month                    4        116,309       4.04%                         $920,401       3.80%      7.91
                           2005                 4         78,362       2.72%                          864,840       3.57%     11.04
                           2006                 3         30,468       1.06%                          140,156       0.58%      4.60
                           2007                 4        151,997       5.28%                        1,013,036       4.18%      6.66
                           2008                 4        152,982       5.31%                        1,249,460       5.16%      8.17
                           2009                10        442,965      15.37%                        1,869,603       7.72%      4.22
                           2010                 9        186,451       6.47%                        2,392,673       9.85%     12.83
                           2011                 3        129,708       4.50%                          965,880       3.99%      7.45
                           2012                 1         50,225       1.74%                          516,960       2.13%     10.29
                           2013                 2        115,392       4.01%                        1,444,884       5.96%     12.52
                           2014                 5        212,980       7.40%                        1,267,126       5.23%      5.95
                           2015                 4        134,567       4.67%                        2,291,916       9.46%     17.03
                           2017                 1         47,773       1.66%                          955,460       3.94%     20.00
                           2018                 2        111,739       3.88%                          863,432       3.56%      7.73
                           2019                 4        265,075       9.20%                        1,518,396       6.27%      5.73
                           2020                 4        218,211       7.58%                        1,825,935       7.54%      8.37
                           2021                 3        177,917       6.18%                        1,035,619       4.27%      5.82
                           2022                 1         14,837       0.52%                          435,000       1.80%     29.32
                           2023                 1         64,665       2.25%                          937,000       3.87%     14.49
                           2024                 1         73,184       2.54%                        1,317,312       5.44%     18.00
                           2028                 2        104,243       3.62%                          407,520       1.68%      3.91

                                --------------------------------------------                 ---------------------------------------
        Total Occupied                         72      2,880,050     100.00%                      $24,232,609     100.00%     $8.41

        ---------------------------------------------------------

        Anchor GLA Owned by
         Tenants                                         254,916
        Total Vacant                                     166,697
                                                  ---------------

        Total Square Feet                              3,301,663
                                                  ===============

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------



Wholly-Owned Propeties
    Shop Tenant Expirations
              Month to Month               27            84,629       6.32%                       $1,274,771       6.55%    $15.06
                           2005            38           148,660      11.10%                        1,686,367       8.66%     11.34
                           2006            56           176,947      13.22%                        2,543,633      13.07%     14.38
                           2007            56           227,499      16.98%                        3,045,110      15.62%     13.39
                           2008            54           176,961      13.22%                        3,098,677      15.92%     17.51
                           2009            51           175,901      13.14%                        2,629,530      13.51%     14.95
                           2010            14            63,425       4.74%                          592,894       3.05%      9.35
                           2011            15            65,309       4.88%                        1,171,850       6.02%     17.94
                           2012             8            19,429       1.45%                          460,483       2.37%     23.70
                           2013            13            43,881       3.28%                          870,929       4.47%     19.85
                           2014            18            92,982       6.94%                        1,120,253       5.75%     12.05
                           2015             4            43,194       3.23%                          554,700       2.85%     12.84
                           2019             1                 -       0.00%                           51,205       0.26%         -
                           2020             4            17,945       1.34%                          326,120       1.68%     18.17
                           2022             1             2,205       0.16%                           41,895       0.22%     19.00

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                    360         1,338,967     100.00%                      $19,468,417     100.00%    $14.54

        --------------------------------------------------------

        Total Vacant                                    207,796
                                              ------------------

        Total Square Feet                             1,546,763
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------

Wholly-Owned Propeties
    Total Tenant Expirations
              Month to Month               31           200,938       4.76%                       $2,195,172       5.02%    $10.92
                           2005            42           227,022       5.38%                        2,551,207       5.84%     11.24
                           2006            59           207,415       4.92%                        2,683,789       6.14%     12.94
                           2007            60           379,496       8.99%                        4,058,146       9.29%     10.69
                           2008            58           329,943       7.84%                        4,348,137       9.96%     13.18
                           2009            61           618,866      14.67%                        4,499,133      10.30%      7.27
                           2010            23           249,876       5.92%                        2,985,567       6.83%     11.95
                           2011            18           195,017       4.62%                        2,137,730       4.89%     10.96
                           2012             9            69,654       1.65%                          977,443       2.24%     14.03
                           2013            15           159,273       3.78%                        2,315,813       5.30%     14.54
                           2014            23           305,962       7.25%                        2,387,379       5.46%      7.80
                           2015             8           177,761       4.21%                        2,846,616       6.51%     16.01
                           2017             1            47,773       1.13%                          955,460       2.19%     20.00
                           2018             2           111,739       2.65%                          863,432       1.98%      7.73
                           2019             5           265,075       6.28%                        1,569,601       3.59%      5.92
                           2020             8           236,156       5.60%                        2,152,055       4.92%      9.11
                           2021             3           177,917       4.22%                        1,035,619       2.37%      5.82
                           2022             2            17,042       0.40%                          476,895       1.09%     27.98
                           2023             1            64,665       1.53%                          937,000       2.14%     14.49
                           2024             1            73,184       1.73%                        1,317,312       3.01%     18.00
                           2028             2           104,243       2.47%                          407,520       0.93%      3.91
                                -------------------------------------------                 ---------------------------------------

        Total Occupied                    432         4,219,017     100.00%                      $43,701,026     100.00%    $10.36

        --------------------------------------------------------

        Anchor GLA Owned by
         Tenants                                        254,916
        Total Vacant                                    374,493
                                              ------------------

        Total Square Feet                             4,848,426
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------

Fund I
    Anchor Tenant Expirations

                           2006             1            31,375       1.53%                         $365,712       1.70%     11.66
                           2007             2            62,620       3.05%                          622,432       2.90%      9.94
                           2009            28         1,093,064      53.27%                        9,469,875      44.10%      8.66
                           2011             3            68,400       3.33%                        1,556,557       7.25%     22.76
                           2012             2            21,000       1.02%                          275,835       1.28%     13.14
                           2013             3            97,389       4.75%                        1,734,434       8.08%     17.81
                           2014             2            50,977       2.48%                          868,426       4.04%     17.04
                           2015             2            29,009       1.41%                          616,040       2.87%     21.24
                           2017             3           124,555       6.07%                        1,679,208       7.82%     13.48
                           2018             2           278,000      13.55%                        2,725,000      12.69%      9.80
                           2021             2            66,237       3.23%                          660,576       3.08%      9.97
                           2022             1            59,159       2.88%                          620,578       2.89%     10.49
                           2024             1            70,400       3.43%                          281,600       1.31%      4.00

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                     52         2,052,185     100.00%                      $21,476,273     100.01%    $10.47

        --------------------------------------------------------

        Total Vacant                                    212,137
                                              ------------------

        Total Square Feet                             2,264,322
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------

Fund I
    Shop Tenant Expirations
              Month to Month               22            52,808      16.43%                         $824,723      19.87%    $15.62
                           2005            19            67,111      20.88%                          649,873      15.65%      9.68
                           2006            10            38,179      11.88%                          628,268      15.13%     16.46
                           2007            14            29,319       9.12%                          467,469      11.26%     15.94
                           2008            14            42,844      13.33%                          523,015      12.60%     12.21
                           2009             5            10,851       3.38%                          112,245       2.70%     10.34
                           2010             1             2,357       0.73%                           28,284       0.68%     12.00
                           2011             2             3,465       1.08%                           61,882       1.49%     17.86
                           2013             4            20,070       6.25%                          274,925       6.62%     13.70
                           2014             5            44,244      13.77%                          488,586      11.77%     11.04
                           2018             1             6,957       2.16%                           50,004       1.20%      7.19
                           2019             1             3,141       0.98%                           42,000       1.01%     13.37

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                     98           321,346     100.00%                       $4,151,274     100.00%    $12.92

        --------------------------------------------------------

        Total Vacant                                     98,941
                                              ------------------

        Total Square Feet                               420,287
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------


Fund I
    Total Tenant Expirations
              Month to Month               22            52,808       2.22%                         $824,723       3.22%    $15.62
                           2005            19            67,111       2.83%                          649,873       2.54%      9.68
                           2006            11            69,554       2.93%                          993,980       3.88%     14.29
                           2007            16            91,939       3.87%                        1,089,901       4.25%     11.85
                           2008            14            42,844       1.81%                          523,015       2.04%     12.21
                           2009            33         1,103,915      46.51%                        9,582,120      37.38%      8.68
                           2010             1             2,357       0.10%                           28,284       0.11%     12.00
                           2011             5            71,865       3.03%                        1,618,439       6.32%     22.52
                           2012             2            21,000       0.88%                          275,835       1.08%     13.14
                           2013             7           117,459       4.95%                        2,009,359       7.84%     17.11
                           2014             7            95,221       4.01%                        1,357,012       5.30%     14.25
                           2015             2            29,009       1.22%                          616,040       2.40%     21.24
                           2017             3           124,555       5.25%                        1,679,208       6.55%     13.48
                           2018             3           284,957      12.01%                        2,775,004      10.83%      9.74
                           2019             1             3,141       0.13%                           42,000       0.16%     13.37
                           2021             2            66,237       2.79%                          660,576       2.58%      9.97
                           2022             1            59,159       2.49%                          620,578       2.42%     10.49
                           2024             1            70,400       2.97%                          281,600       1.10%      4.00
                                -------------------------------------------                 ---------------------------------------

        Total Occupied                    150         2,373,531     100.00%                      $25,627,547     100.00%    $10.80

        --------------------------------------------------------

        Total Vacant                                    311,078
                                              ------------------

        Total Square Feet                             2,684,609
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------

Fund II
    Anchor Tenant Expirations

                           2007             1           100,703     100.00%                         $275,000     100.00%      2.73

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                      1           100,703     100.00%                         $275,000     100.00%     $2.73

        --------------------------------------------------------

        Total Vacant                                          -
                                              ------------------

        Total Square Feet                               100,703
                                              ==================

        --------------------------------------------------------




Fund II
    Shop Tenant Expirations
              Month to Month                5            74,590      19.46%                         $296,640      11.12%     $3.98
                           2005             3           119,814      31.27%                          790,678      29.64%      6.60
                           2006             2            14,313       3.73%                          285,540      10.71%     19.95
                           2007             4           150,075      39.16%                        1,029,375      38.59%      6.86
                           2009             3            17,414       4.54%                          158,480       5.94%      9.10
                           2010             2             7,012       1.83%                          106,586       4.00%     15.20

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                     19           383,218     100.00%                       $2,667,299     100.00%     $6.96

        --------------------------------------------------------

        Total Vacant                                     45,709
                                              ------------------

        Total Square Feet                               428,927
                                              ==================

        --------------------------------------------------------


Fund II
    Total Tenant Expirations
              Month to Month                5            74,590      15.41%                         $296,640      10.09%     $3.98
                           2005            18           119,814      24.76%                          790,678      26.87%      6.60
                           2006            10            14,313       2.96%                          285,540       9.70%     19.95
                           2007            14           250,778      51.82%                        1,304,375      44.33%      5.20
                           2009            32            17,414       3.60%                          158,480       5.39%      9.10
                           2010             1             7,012       1.45%                          106,586       3.62%     15.20

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                     80           483,921     100.00%                       $2,942,299     100.00%     $6.08

        --------------------------------------------------------

        Total Vacant                                     45,709
                                              ------------------

        Total Square Feet                               529,630
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                                      Lease
                                   Expirations
                     ---------------------------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                      Annualized Base
                                                                                                    Rent
                                                  --------------------------                 -----------------
                                    Number of                      Percent                                      Percent    Average
                                      Leases          Square         of                                           of         per
                                     Expiring         Footage       Total                         Amount         Total     Sq. Ft.
                                ----------------------------------------------------------------------------------------------------


Crossroads (JV Property)
    Anchor Tenant Expirations
              Month to Month                1            15,000       7.49%                         $345,000      15.44%     23.00
                           2007             2            47,026      23.49%                          782,825      35.05%     16.65
                           2009             1            25,000      12.49%                          193,750       8.67%      7.75
                           2012             2           113,155      56.53%                          912,177      40.84%      8.06

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                      6           200,181     100.00%                       $2,233,752     100.00%    $11.16

        --------------------------------------------------------

        Total Vacant                                          -
                                              ------------------

        Total Square Feet                               200,181
                                              ==================

        --------------------------------------------------------




    Shop Tenant Expirations
              Month to Month                1             5,995       5.46%                         $158,568       4.34%    $26.45
                           2005             1             2,210       2.01%                           60,996       1.67%     27.60
                           2006             4             7,240       6.60%                          239,416       6.55%     33.07
                           2007             4             4,912       4.48%                          180,230       4.93%     36.69
                           2008             8            25,465      23.21%                          831,972      22.77%     32.67
                           2009             7            22,318      20.34%                          697,408      19.08%     31.25
                           2011             2             4,070       3.71%                          143,212       3.92%     35.19
                           2012             3             5,250       4.79%                          186,390       5.10%     35.50
                           2014             3            19,191      17.49%                          638,835      17.48%     33.29
                           2017             1             6,600       6.02%                          330,000       9.03%     50.00
                           2022             1             6,462       5.89%                          187,398       5.13%     29.00

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                     35           109,713     100.00%                       $3,654,425     100.00%    $33.31

        --------------------------------------------------------

        Total Vacant                                        750
                                              ------------------

        Total Square Feet                               110,463
                                              ==================

        --------------------------------------------------------


Crossroads (JV Property)
    Total Tenant Expirations
              Month to month                2            20,995       6.77%                         $503,568       8.55%     23.99
                           2005             1             2,210       0.71%                           60,996       1.04%     27.60
                           2006             4             7,240       2.34%                          239,416       4.07%     33.07
                           2007             6            51,938      16.76%                          963,055      16.36%     18.54
                           2008             8            25,465       8.22%                          831,972      14.13%     32.67
                           2009             8            47,318      15.27%                          891,158      15.13%     18.83
                           2011             2             4,070       1.31%                          143,212       2.43%     35.19
                           2012             5           118,405      38.21%                        1,098,567      18.66%      9.28
                           2014             3            19,191       6.19%                          638,835      10.85%     33.29
                           2017             1             6,600       2.13%                          330,000       5.60%     50.00
                           2022             1             6,462       2.09%                          187,398       3.18%     29.00

                                -------------------------------------------                 ---------------------------------------
        Total Occupied                     41           309,894     100.00%                       $5,888,177     100.00%    $19.00

        --------------------------------------------------------

        Total Vacant                                        750
                                              ------------------

        Total Square Feet                               310,644
                                              ==================

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                            Property Demographics (1)
                   -----------------------------------------

-----------------------------------------------------------------------------------------  ------------------------------
                                                                                             3-Mile Radius(2)
                                                                                           ------------------------------
                                                             Trade    Total                                  #
                                                             Area      Base      Total      Total   Households Median HH
Property / JV Ownership %                City          State(Miles)    Rent       GLA        Pop.     ("HH")     Income
-----------------------------------------------------------------------------------------  ------------------------------
Brandywine Town Center & Mkt Sq./22.22%  Wilmington    DE        3  10,988,320   721,790    40,167      15,437   $81,275
Elmwood Park Shopping Ctr.               Elmwood Park  NJ        3   3,320,579   149,085   259,975      86,557   $51,206
Abington Towne Center                    Abington      PA        3     920,340   216,355    93,360      36,608   $65,173
Granville Center / 22.22%                Columbus      OH        3     669,710   131,543   114,683      51,558   $46,830
Hobson West Plaza                        Naperville    IL        3   1,234,018    99,044    94,003      32,812   $96,226
Methuen Shopping Ctr.                    Methuen       MA        5     828,772   130,238    91,936      33,202   $40,495
Crossroads Shopping Ctr. / 49%           White Plains  NY        3   5,888,177   310,644   104,349      40,090   $76,635
The Branch Plaza                         Smithtown     NY        3   2,373,784   125,676    67,386      22,781   $86,500
Village Commons Shopping Ctr.            Smithtown     NY        3   2,099,980    87,306    67,862      22,859   $87,048
Bloomfield Town Square                   Bloomfield    MI
                                          Hills                  5   2,442,675   222,320    62,541      24,356   $72,545
Crescent Plaza                           Brockton      MA        3   1,694,375   218,277    99,840      35,462   $45,142
239 Greenwich Avenue                     Greenwich     CT        5   1,254,282    16,834    66,867      25,228   $94,987
Soundview Marketplace                    Port          NY
                                          Washington             3   2,660,387   184,516    46,380      16,462  $113,631
Town Line Plaza                          Rocky Hill    CT        3   1,561,226   206,178    45,242      19,007   $74,547
New Loudon Center                        Latham        NY        5   1,662,334   255,089    41,508      16,246   $55,189
Pacesetter Park Shopping Ctr.            Pomona        NY        3     979,293    96,646    25,894       8,469   $88,331
Mad River Station                        Dayton        OH        5   1,476,275   151,063    59,585      26,299   $56,285
Greenridge Plaza                         Scranton      PA        3     969,527   194,760    88,472      37,357   $32,243
Mark Plaza                               Edwardsville  PA        5   1,035,972   214,036    89,240      38,696   $31,389
Luzerne Street Shopping Ctr.             Scranton      PA        3     120,624    57,988    66,687      27,708   $30,436
Blackman Plaza                           Wilkes-Barre  PA        5     282,374   121,341    61,029      26,168   $30,784
Sheffield Crossing / 22.22%              Sheffield     OH        3   1,145,929   112,534    35,452      14,048   $45,762
Amherst Marketplace / 22.22%             Amherst       OH        3     830,115    79,937    52,542      21,012   $44,259
Sterling Heights Shopping Center / 11.11%Sterling      MI
                                          Heights                3     518,404   154,597    97,175      35,730   $67,786
Tarrytown Shopping Center / 11.11%       Tarrytown     NY        3     236,879    35,877    35,238      13,328   $68,960
Hitchcock Plaza / 20%                    Aiken         SC        5     867,397   233,563    25,419      10,547   $60,290
Pine Log Plaza / 20%                     Aiken         SC        5     149,250    35,064    25,419      10,547   $60,290
Haygood Shopping Center / 11.11%         Virginia BeachVA        3     906,420   161,604    95,832      36,598   $52,790
400 East Fordham Road / 18.32%           The Bronx     NY        2     639,094   117,355   651,504     223,577   $33,414
Pelham Manor Shopping Plaza / 18.32%     Westchester   NY        3   2,303,205   412,275   400,119     149,994   $47,713
Walnut Hill Plaza                        Woonsocket    RI        5   2,266,710   285,829    59,961      24,256   $41,751
Ledgewood Mall                           Ledgewood     NJ        5   4,239,827   517,632    34,631      12,915   $77,309
Berlin Shopping Ctr.                     Berlin        NJ        3     805,391   188,688    31,313      11,105   $63,424
Merrillville Plaza                       Hobart        IN        5   2,552,243   235,605    18,924       7,566   $54,952
The Gateway Shopping Ctr.                So. BurlingtonVT        3   1,699,417   101,861    46,105      19,252   $43,524
Marketplace of Absecon                   Absecon       NJ        3   1,533,063   105,093    30,277      10,476   $51,028
Pittston Plaza                           Pittston      PA        3     613,720    79,494    40,640      17,537   $36,785
Plaza 422                                Lebanon       PA        3     444,020   155,026    44,416      18,047   $36,458
Route 6 Plaza                            Honesdale     PA        5   1,072,283   175,507     7,395       3,155   $32,818
Bradford Towne Centre                    Towanda       PA       10   1,557,535   256,939     5,506       2,344   $38,141
-----------------------------------------------------------------------------------------  ------------------------------
                                                                    68,843,926 7,355,209
                                                                   ----------------------  ------------------------------
                                                                                            88,356      33,370   $59,540
                                                                                           ------------------------------

                                                                                           ------------------------------
                                                                                            72,673      26,825   $65,141
                                                                                           ------------------------------


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                            Property Demographics (1)
                        --------------------------------

----------------------------------------- ----------------------------------- -------------------------------- ---------------------
                                                     5-Mile Radius                     10-Mile Radius
                                --------- ----------------------------------- --------------------------------

                                 Avg. HH    Total           Median   Avg. HH   Total          Median  Avg. HH
                                                          #    HH                           #    HH
Property / JV Ownership %        Income      Pop.      HH    Income  Income     Pop.     HH    Income  Income    County        MSA
----------------------------------------- ----------------------------------- -------------------------------- ---------------------
Brandywine Town Center & Mkt                                                                                   Bergen   Wilmington-
 Sq./22.22%                      $98,474    116,835  47,059 $71,475  $91,032     -       -      $-      $-              Newark, DE
Elmwood Park Shopping Ctr.                                                                                  Bergen     Bergen-
                                 $61,319    612,593 212,140 $56,661  $68,670     -       -       -       -              Passaic, NJ
Abington Towne Center                                                                                       Bucks      Philadelphia,
                                 $80,281    306,979 120,242 $58,804  $71,480     -       -       -       -              PA
Granville Center / 22.22%        $54,096    267,818 116,119 $52,178  $61,015     -       -       -       -  Franklin   Columbus, OH
Hobson West Plaza               $111,843    264,472  93,258 $83,440  $96,333     -       -       -       -  DuPage     Chicago, IL
Methuen Shopping Ctr.            $50,182    198,133  73,801 $46,809  $56,761     -       -       -       -  Essex      Boston, MA-NH
Crossroads Shopping Ctr. / 49%   $97,520    203,088  74,810 $91,173 $122,507     -       -       -       -  WestchesterNew York, NY
The Branch Plaza                                                                                            Suffolk    Nassau-
                                 $98,961    198,575  64,367 $78,576  $90,006     -       -       -       -              Suffolk, NY
Village Commons Shopping Ctr.                                                                               Suffolk    Nassau-
                                 $99,163    197,398  63,981 $79,019  $90,486     -       -       -       -              Suffolk, NY
Bloomfield Town Square          $102,892    166,366  63,987 $77,660 $106,428     -       -       -       -  Oakland    Detroit, MI
Crescent Plaza                   $52,972    168,024  60,373 $50,116  $58,235     -       -       -       -  Plymouth   Boston, MA-NH
239 Greenwich Avenue                                                                                        Fairfield  New Haven-
                                $147,352    141,499  51,663 $92,448 $141,180     -       -       -       -              Meriden, CT
Soundview Marketplace                                                                                       Nassau     Nassau-
                                $167,275    143,395  52,155 $97,968 $139,340     -       -       -       -              Suffolk, NY
Town Line Plaza                  $64,079    151,760  60,763 $56,343  $66,119     -       -       -       -  Hartford   Hartford, CT
New Loudon Center                                                                                           Albany     Albany-
                                                                                                                        Schenectady-
                                 $65,561    152,497  63,018 $46,569  $56,589     -       -       -       -              Troy, NY
Pacesetter Park Shopping Ctr.   $107,734    128,097  37,540 $71,637  $88,824     -       -       -       -  Rockland   New York, NY
Mad River Station                                                                                           Montgomery Dayton-
                                                                                                                        Springfield,
                                 $67,437    130,304  55,583 $58,803  $72,512     -       -       -       -              OH
Greenridge Plaza                                                                                               Lackawanna Scranton-
                                                                                                                           Wilkes
                                                                                                                           Barre-
                                 $41,495    126,562  53,080 $34,803  $44,679     -       -       -       -              Hazelton, PA
Mark Plaza                                                                                                  Luzerne    Scranton-
                                                                                                                        Wilkes
                                                                                                                        Barre-
                                 $39,511    124,722  53,562 $34,002  $42,614     -       -       -       -              Hazelton, PA
Luzerne Street Shopping Ctr.                                                                                Lackawanna Scranton-
                                                                                                                        Wilkes
                                                                                                                        Barre-
                                 $39,697    120,838  50,392 $34,650  $44,561     -       -       -       -              Hazelton, PA
Blackman Plaza                                                                                              Luzerne    Scranton-
                                                                                                                        Wilkes
                                                                                                                        Barre-
                                 $39,130    116,682  50,274 $33,089  $41,383     -       -       -       -              Hazelton, PA
Sheffield Crossing / 22.22%                                                                                    Lorain     Cleveland-
                                                                                                                           Lorain-
                                 $54,608    121,322  47,230 $45,775  $54,558     -       -       -       -              Elyria
Amherst Marketplace / 22.22%                                                                                Lorain     Cleveland-
                                                                                                                        Lorain-
                                 $53,044     97,181  38,366 $40,461  $49,765     -       -       -       -              Elyria
Sterling Heights Shopping Center                                                                                       Coordinates
 / 11.11%                                                                                                               42.5803,
                                 $74,409    257,839 101,330 $64,903  $73,379     -       -       -       -              83.0298
Tarrytown Shopping Center /                                                                                            Coordinates
 11.11%                                                                                                                 41.0799,
                                 $98,836    119,686  46,393 $76,834 $104,788     -       -       -       -              73.8640
Hitchcock Plaza / 20%                                                                                                  Coordinates
                                                                                                                           33.5156,
                                 $71,076     45,931  18,554 $49,878  $60,184   84,131  33,423  43,742  52,745              81.7311
Pine Log Plaza / 20%                                                                                                   Coordinates
                                                                                                                           33.5156,
                                 $71,076     45,931  18,554 $49,878  $60,184   84,131  33,423  43,742  52,745              81.7311
Haygood Shopping Center / 11.11%                                                                                       Coordinates
                                                                                                                           36.8727,
                                 $62,252    217,586  82,889 $52,974  $62,426     -       -       -       -              76.1350
400 East Fordham Road / 18.32%   $37,631          -       -       -        -                                The Bronx  New York, NY
Pelham Manor Shopping Plaza /                                                                               WestchesterNew York, NY
 18.32%                          $59,780  1,114,822 410,040 $44,052  $56,839
Walnut Hill Plaza                                                                                           Providence Providence-
                                                                                                                        Fall River,
                                 $49,362     94,203  37,077 $48,793  $57,263     -       -       -       -              RI
Ledgewood Mall                   $88,598    105,973  38,609 $75,159  $86,345  278,307 100,409 $84,897 $99,923  Morris     Newark, NJ
Berlin Shopping Ctr.                                                                                           Burlington
                                 $74,188     94,688  34,457 $60,908  $70,450     -       -       -       -             Philadelphia,
                                                                                                                           PA, NJ
Merrillville Plaza               $62,686     84,180  31,820 $52,697  $60,610  344,569 130,349 $48,747 $57,323  Lake       Gary, IN
The Gateway Shopping Ctr.                                                                                     Chittenden Burlington,
                                 $53,733     68,034  27,816 $45,474  $56,025     -       -       -       -              VT
Marketplace of Absecon                                                                                      Atlantic   Atlantic
                                                                                                                        City-Cape
                                 $60,415     68,488  23,943 $50,386  $59,385     -       -       -       -              May, NJ
Pittston Plaza                                                                                              Luzerne    Scranton-
                                                                                                                        Wilkes
                                                                                                                        Barre-
                                 $45,214     72,326  31,010 $38,049  $46,790     -       -       -       -              Hazelton, PA
Plaza 422                                                                                                   Lebanon    Harrisburg-
                                                                                                                        Lebanon-
                                 $43,830     61,325  24,358 $40,383  $48,126     -       -       -       -              Carlisle, PA
Route 6 Plaza                    $42,657     11,704   4,849 $33,779  $43,036     -       -       -       -  Wayne         N/A
Bradford Towne Centre            $46,212      8,813   3,627 $38,371  $46,994   17,398   6,799 $38,245 $46,336  Bradford   N/A
----------------------------------------- ----------------------------------- -------------------------------- ---------------------

                                --------- ----------------------------------- --------------------------------
                                 $72,000    195,470  73,838 $57,015  $70,349  249,771  92,470 $76,232 $90,383
                                --------- ----------------------------------- --------------------------------

                                --------- ----------------------------------- --------------------------------
                                 $80,114    174,167  63,847 $63,340  $78,865  251,940  92,913 $66,210 $78,190
                                --------- ----------------------------------- --------------------------------

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2004

                      Residential (Multi-family) Properties
                      -------------------------------------


                                                                                       % Occupied           % Occupied
                  Property                         Location    Square Feet      Units  December 31, 2004    September 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                Mid-Atlantic

               North Carolina
--------------------------------------------
             Village Apartments                  Winston Salem         578,606         600     84%                 89%

                  Mid-West

                  Missouri
--------------------------------------------
 Gate House, Holiday House, Tiger Village,         Columbia            628,891         874     96%                 97%
                                                               -------------------------------------------------------
           Colony Apartments (1)


                   Totals                                            1,207,497       1,474     91%                 94%
                                                               =======================================================

                                                                                                       ----------------------



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions.

                                    Page 58